Amendment No. 2 to the Preliminary Information Statement
Dated: June 18, 1999


                               REXFORD, INC.


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD July __, 1999

TO THE SHAREHOLDERS OF REXFORD, INC.:

     A special meeting of the shareholders (the "Special Meeting") of Rexford, Inc., the ("Company"), will be held at 3090 East 3300 South, Suite 400, Salt Lake City, Utah 84109, at 10:00 a.m., Mountain Time, to ratify and approve the Agreement and Plan of Reorganization (the "Acquisition Proposal")entered into between the Company and Chicago Map Corporation ("CMC") that provides for

     (A) the implementation of a 1-for-70 reverse split of all of the Company's issued and outstanding shares of common stock;

     (B) the issuance of 10,500,000 shares of the Company's post-reverse split common stock to the CMC shareholders in exchange for all of the CMC common stock;

     (C) changing the name of the Company to "Lexon Technologies, Inc."; and

     (D) electing Steven J. Peskaitis, Mike Barnett, Paris Karahalios, James
L. Rooney and Thomas W. Rieck, all nominees of CMC, as directors of the Company, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The approval of the Acquisition Proposal by the shareholders will constitute approval of each of the foregoing.

     At the Special Meeting the shareholders will also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ACQUISITION PROPOSAL WHICH IS DESCRIBED IN MORE DETAIL IN THE ACCOMPANYING INFORMATION STATEMENT.

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 24, 1999 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO, COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES, HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE ACQUISITION PROPOSAL. AS A RESULT, THE ACQUISITION PROPOSAL WILL BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS. ALTHOUGH MANAGEMENT IS NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY, SHAREHOLDERS MAY BE PRESENT AT THE SPECIAL MEETING AND VOTE THEIR SHARES IN PERSON OR BY PROXY. MANAGEMENT DOES, HOWEVER, ENCOURAGE ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /S/Dennis Blomquist, President
Scottsdale, Arizona

                                 REXFORD, INC.

                            INFORMATION STATEMENT

     This Information Statement is furnished to the shareholders of the Company in connection with a Special Meeting to be held on July __, 1999, at 10:00 a.m., Mountain Time, at 3090 East 3300 South, Suite 400, Salt Lake City, Utah 84109, and at any adjournment(s) thereof.

     At the Special Meeting, the shareholders will consider and vote on the Acquisition Proposal and ratify and approve the Agreement and Plan of Reorganization entered into between the Company and Chicago Map Corporation ("CMC") that provides for:

     (A) the implementation of a 1-for-70 reverse split of all of the Company's issued and outstanding shares of common stock;

     (B) the issuance of 10,500,000 shares of the Company's post-reverse split common stock to the CMC shareholders in exchange for all of the CMC common stock;

     (C) changing the name of the Company to "Lexon Technologies, Inc."; and

     (D) electing Steven J. Peskaitis, Mike Barnett, Paris Karahalios, James
L. Rooney and Thomas W. Rieck, all nominees of CMC, as directors of the Company, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     Approval of the Acquisition Proposal by the shareholders will constitute approval of each of the foregoing. At the Special Meeting the Shareholders will also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

MANAGEMENT IS NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY, HOWEVER SHAREHOLDERS MAY BE PRESENT AT THE SPECIAL MEETING AND VOTE THEIR SHARES IN PERSON OR BY PROXY. MANAGEMENT ENCOURAGE ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON.

THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT JUNE __, 1999 TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETING.

     Only holders of record of the 70,000,000 shares of Common Stock of the Company outstanding as of June 24, 1999 (the "Record Date"), are entitled to vote at the Special Meeting. Each shareholder has the right to one vote for each share of the Company's common stock owned. Cumulative voting is not provided for. Holders of more than 50% of the 70,000,000 shares issued and outstanding must be represented at the Special Meeting to constitute a quorum for conducting business. Approval of the proposals discussed above requires the affirmative vote of a majority of the Company's issued and outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

     The Company's officers, directors, and principal shareholders owning or controlling, in the aggregate, greater than 50% of the issued and outstanding shares of Common Stock on the Record Date have indicated their intention to vote in favor of the Acquisition Proposal. Accordingly, the Acquisition Proposal will be approved without the affirmative vote of any other shares.

THE ACQUISITION PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Terms of the Acquisition
------------------------

     On March 26, 1999, the Company and CMC entered into an Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Information Statement (the "Acquisition Agreement"). The following discussion regarding the terms of the Acquisition Agreement is subject to, and qualified in its entirety by, the detailed provisions of the Acquisition Agreement and the any exhibits thereto.

     The Acquisition Agreement provides that the 15,000 shares of CMC Common Stock held by the CMC Shareholders will be exchanged for 10,500,000 shares of the Company's Common Stock pro rata based on the CMC Shareholders' percentage ownership of the CMC Common Stock. No fractional shares will be issued to the CMC Shareholders and the Company will round the number of shares of the Company's Common Stock to be issued to each CMC Stockholder to the nearest whole share.

     As a condition to the Acquisition Agreement, the Company will effect a 1-for-70 reverse stock split (the "Reverse Split") of the Company's Common Stock, so that shareholders of the Company prior to such Reverse Split will receive 1 share of the Company's Common Stock for each 70 shares of Common Stock held on the Record Date for the Reverse Split, rounded up to the next higher whole share. This Reverse Split would reduce the Company's issued and outstanding stock from 70,000,000 to 1,000,000 shares. After giving effect to the Reverse Split and the issuance of 10,500,000 shares of Common Stock issued to the CMC Shareholders in exchange for the 15,000 of CMC Common Stock, the Company will have 11,500,000 shares issued and outstanding.

     Neither the Acquisition Agreement nor the Reverse Split will change the par value or authorized capitalization of the Company. The rights of the Company's existing shareholders will not be altered and no shareholders will be eliminated as a result of the Acquisition Agreement and the Reverse Split. The Reverse Split will have no effect on the stockholders' equity of the Company, other than the transfer of approximately $56,106 in stated capital to additional paid-in capital.

     If, as a result of implementation of the Reverse Split, any shareholder would be entitled to receive a fractional share, the Company will not issue any fractional shares. Instead, shares will be rounded up to the next higher whole number. All shares turned in to the Company as a result of the Reverse Split will be canceled and returned to the status of authorized but unissued shares. Therefore, after the Reverse Split is implemented, the Company will still have an authorized capitalization of 100,000,000 shares of Common Stock, of which 1,000,000 shares will be issued and outstanding and after giving effect to the issuance of 10,500,000 shares under the terms of the Acquisition Agreement, 11,500,000 shares will be issued and outstanding. The issuance of the 10,500,000 shares of the Company's Common Stock will result in a change of control of the Company and substantial dilution of the Company's existing shareholders.

     Following the implementation of the Reverse Split and approval of the Acquisition Proposal, each holder of shares of the Company's Common Stock shall, upon the surrender of the certificate or certificates representing such shares to the Company's registrar and transfer agent, be entitled to receive a certificate or certificates evidencing shares of the Company's Common Stock, reflecting the new shares and name change of the Company.

     As a condition precedent to the consummation of the transactions contemplated by the Acquisition Agreement, the shareholders of the Company are to adopt and approve all required or necessary resolutions to adopt an amendment to the Company's certificate of incorporation that provides for changing the name of the Company to "Lexon Technologies, Inc," and elect Steven J. Peskaitis, Mike Barnett, Paris Karahalios, James L. Rooney and Thomas W. Rieck, the nominees of CMC to the Company's Board of Directors, to replace the Company's current Board of Directors.

     As soon as practicable following approval of the Acquisition Proposal by the Company's shareholders, a Certificate of Amendment and such other documents as are required by the provisions of the corporate statutes of the states of Delaware and Illinois to complete the acquisition of CMC are to be filed with the Secretary of State of States of the state of Delaware and Illinois. The "Effective Date" of the acquisition shall be the date the filing of such documents shall become effective.

     In connection with Acquisition Proposal, the percentage of ownership acquired by the CMC shareholders was structured to take into account not only the Reverse Split but the future issuance of a maximum of 1,709,231 shares of the Company's common stock through a private placement. Following the issuance of the maximum number of shares in a private placement, CMC's current shareholders would still hold approximately 79% of the total issued and outstanding shares. If less than the maximum shares are issued in the private placement, CMC's ownership percentage after the private placement will be proportionately higher than the contemplated 79% of the total issued and outstanding shares. The only other effect of the issuance of less than the maximum shares would be slightly less dilution experienced by both CMC's and the Company's existing shareholders.

A.   Name Change
      -----------

     In connection with the acquisition of CMC, the Company desires to change the name of the Company to Lexon Technologies, Inc. or such derivation thereof, as may be acceptable to the Board of Directors and available for use in the state of Delaware and the jurisdictions in which the activities of the Company would require the Company to qualify to do business in those jurisdictions. A copy of the Amended Certificate of Incorporation is attached to this Information Statement as Appendix B. Management of the Company believes that the new name will be more reflective of the Company's diverse activities following the acquisition.

B.     Election of Board of Directors
       ------------------------------

     The names of the Company's current executive officers and directors and the positions held by each of them are set forth below:

                             Position with                 Director and/or
     Name               Age  the Company                   Officer Since
--------------------    ---  ---------------------         ------------------
Dennis Blomquist        47   President and Chairman             1992
Ron Featherstone        48   Vice President and Director        1992
Mark A. Scharmann       40   Treasurer and Director             1997
Tom Sollami             48   Secretary and Director             1992

     The Company's officers and directors have served in such positions since the dates indicated above. Such persons will not stand for re-election at the Special Meeting. In connection with the proposed acquisition of CMC, Steven
J. Peskaitis, Mike Barnett, Paris Karahalios, James L. Rooney and Thomas W. Rieck, the nominees of CMC, have been nominated for election as directors of the Company. Certain biographical information with respect to each of such persons is set forth herein below. Each director, if elected by the shareholders, will serve until the next annual meeting and until his successor is duly elected and qualified.

     Set forth on the following page is certain information relating to the business experience of each of CMC's nominees for directors of the Company for the past five years.

     Steven J. Peskaitis, age 24, is a co-founder of CMC and has been its President since its inception in 1990. Mr. Peskaitis has been influential in all phases of the Company's operations.

     Mike Barnett, age 41, has served as the director of corporate licensing for CMC since 1996 and recently has been appointed Senior Vice President of Sales and Marketing. From 1994 through 1996, Mr. Barnett was the director of sales and marketing for American Technologies, Fond du Lac, Wisconsin, a manufacturer of software for satellite communications and vehicle monitoring products for the over-the-road trucking market. Mr. Barnett received a B.S. in Management from Oregon State University, Corvallis, Oregon.

     Paris Karahalios, age 44, is a co-founder of TRIUS, Inc. and has served and the president and C.E.O. since its inception in August 1990. TRIUS, Inc., located in North Andover, Massachusetts, is a developer of mapping technology. CMC acquired the assets of TRIUS, Inc. in March 1999. Mr. Karahalios was a M.S. in Nuclear Engineering/Fusion and a B.S. in Nuclear Engineering from the University of Lowell, Lowell, Massachusetts, in 1977 and 1981, respectively, and has been published in various software and scientific magazines.

     James L. Rooney, age 62, served as president and C.E.O. of Holopak Technologies from 1997 to 1999. Prior to that, he served as president of Release International, a division of Rexam, PLC, and president of H.P.Smith Paper Co., a division of the James River Corporation (now Fort James Corporation) in Chicago, Illinois. He has also been a member of the American Forest Product Institute's Executive Committee and a Village Trustee of Hickory Hills, Illinois. Currently, Mr. Rooney serves as a Board Member of Fortifiber Corporation of Incline, Nevada, and of Foilmark Corporation in Newburyport, Massachusetts.

     Thomas W. Rieck, age 53, has since 1980 been the president of the law firm Rieck and Crotty, P.C., Chicago, Illinois, legal counsel to CMC. Since 1992, Mr. Rieck has served as a board member of SigmaTron International, Inc. (NASDAQ: SGMA), Elk Grove Village, Illinois, a electronics contract assembly manufacturer. Since 1987, Mr. Rieck has served as a board member for Circuit Systems, Inc. (NASDAQ: CSYI), Elk Grove Village, Illinois, a manufacturer of printed circuit boards. Mr. Rieck is a member of both the Chicago and American Bar Associations.

Set forth below is biographical information on each of the current directors of the Company.

     Dennis Blomquist has served as an officer and director of the Company since 1992. For the past five years, Mr. Blomquist has been a self-employed business consultant providing data base administration, development and computer related services. From June 1996 to December 1997, Mr. Blomquist worked for Parami Productions, Inc., Studio City, California, a film and television development company as director of development.

     Ron A. Featherstone has served as an officer and director of the Company since 1992. Since July 1995, Mr. Featherstone has been the executive vice president for Investors First Ventures, Ltd, Scottsdale, Arizona, a financial consulting firm. From 1993 through June 1995, Mr. Featherstone was the area sales manager for Clarke Publications, Irwindale, California.

     Tom Sollami has served as an officer and director of the Company since 1992. Mr. Sollami has been employed as the Security Coordinator of the Doubletree Hotel, Salt Lake City, Utah, since February 1988.

     Mark A. Scharmann has been vice-president and a director of the Company since February 1997. Since 1979, Mr. Scharmann has been the principal owner of Troika Capital, Inc., Ogden, Utah, a financial consulting company.

The Company's Reasons for the Acquisition
-----------------------------------------

     The Company has had no operations since 1992. Since 1998, management has been actively seeking potential business acquisitions or opportunities to enter into in an effort to commence business operations that will prove to be beneficial to the Company and its shareholders. In evaluating potential business opportunities, management has considered various factors including financial requirements and the availability of additional financing, history of operations, the nature of present and expected competition, the quality and experience of management, and the potential for future growth, expansion and profits. After investigation and evaluation of CMC, management has determined that the acquisition of CMC provides the best opportunity it has discovered to date.

     CMC's management has presented the Company's management with a business plan that is focused on emerging opportunities in the business of designing, developing, producing, licensing and marketing geographical digital map and related technologies, including Global Positioning System (GPS) products and navigation systems, Web/Intranet/Internet map displays, digital data integration and referencing, country-wide digital map sets, professional software and mobile asset monitoring/tracking systems. CMC's management intends to aggressively pursue its current business strategy and therefore the Company's shareholders may be able to benefit from any related increased market activity in the Company's Common Stock. There are, however, no assurances that CMC's management will be able to conduct profitable operations or that the Company's shareholders will benefit from increased market activity in the Company's Common Stock. The Board of Directors of the Company has not obtained an independent opinion or other evaluation regarding the fairness of the terms of the Acquisition Agreement due to the substantial costs in obtaining such an opinion or evaluation.

CMC's Reasons for the Acquisition
---------------------------------

     The Board of Directors and the shareholders of CMC believe that the Acquisition Agreement offers the CMC stockholders an opportunity to receive significant value for their shares of CMC Common Stock and to participate in a reorganization with a public company. In reaching its decision to approve the Acquisition Proposal, the CMC Board consulted with its financial and legal advisors and with management and considered a number of factors, including, without limitation, the following material factors:

-the strategic and financial alternatives available to CMC, including remaining a privately held company,

-the structure of the transaction, which is intended to qualify as a tax-free "reorganization" under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and the related sections thereunder, and

-CMC's desire to have its shares publicly traded by using the Company as a vehicle to accomplish that desire without the time and expense typically associated with an IPO.

     This discussion of the information and factors considered by the CMC board of Directors and shareholders in making their decision to approve the Acquisition is not intended to be exhaustive but is believed to include all material factors considered by the CMC Board and shareholders.

Recommendation of the Company's Management
------------------------------------------

     THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE ACQUISITION AGREEMENT ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ACQUISITION PROPOSAL. MANAGEMENT BELIEVES THAT ITS SHAREHOLDERS WILL BENEFIT THROUGH THE STRENGTH, EXPERIENCE AND KNOWLEDGE OF CMC'S SENIOR EXECUTIVE MANAGEMENT IN THE ONGOING DEVELOPMENT OF THE BUSINESS OF THE COMPANY. (SEE "BUSINESS OF CMC.")

Interest of Certain Persons in the Acquisition
----------------------------------------------

     In considering the recommendation of the Company's management with respect to the Acquisition Proposal, neither the Company's management nor CMC's management will receive any benefits arising from their ownership of the Company's common stock as a result of the acquisition that will not be equally extended to all of the Company's and CMC's shareholders. No member of the Company's management has an ownership interest in CMC and CMC shareholders have no ownership interest in the Company prior to the completion of the acquisition.

Special Note Concerning Appraisal Rights
----------------------------------------

     Holders of shares of the Company's common stock who do not vote in favor of the adoption of the Acquisition Proposal and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the Delaware General Corporation Law.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DELAWARE GENERAL CORPORATION LAW AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS ATTACHED TO THIS INFORMATION AS APPENDIX C. YOU SHOULD READ APPENDIX C IN ITS ENTIRETY. EXCEPT WHERE THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF THE COMPANY'S COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES OF THE COMPANY'S COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW THE STEPS SUMMARIZED BELOW PROPERLY AND IN A TIMELY MANNER TO PERFECT APPRAISAL RIGHTS.

     Under the Delaware General Corporation Law, persons who hold shares of the Company's common stock who follow the procedures set forth in Section 262 will be entitled to have their shares of The Company common stock appraised by the Delaware Court of Chancery and to receive payment of the 'fair value' of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, as determined by such court.

     Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, as in the case of the adoption of the Acquisition Proposal by the Company's stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that such appraisal rights are available and include in such notice a copy of Section 262. THIS INFORMATION STATEMENT SHALL CONSTITUTE SUCH NOTICE, AND THE APPLICABLE STATUTORY PROVISIONS ARE ATTACHED TO THIS INFORMATION STATEMENT AS APPENDIX D.

     A holder of shares of the Company's common stock wishing to exercise such holder's appraisal rights must deliver to the Company, before the vote on the adoption of the Acquisition Proposal at the Special Meeting, a written demand for the appraisal of their shares, and must not vote in favor of the adoption of the Acquisition Proposal.

     In order not to vote in favor of the adoption of the Acquisition Proposal, a stockholder must either vote in person against the adoption of the Acquisition Proposal or register in person an abstention from the Acquisition Proposal.

     A holder of shares of the Company's common stock wishing to exercise such holder's appraisal rights must hold of record such shares on the date the written demand for appraisal is made and must continue to hold such shares of record through the effective time of the merger. A vote against the adoption of the Acquisition Proposal will not in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. The demand must reasonably inform the Company of the identity of the holder as well as the intention of the holder to demand an appraisal of the 'fair value' of the shares held by such holder.

     Only a holder of record of shares of the Company's common stock is entitled to assert appraisal rights for the shares of the Company's common stock registered in that holder's name. A demand for appraisal in respect of shares of the Company's common stock should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates, and must state that such person intends thereby to demand appraisal of such holder's shares of the Company's common stock in connection with the merger. If the shares of the Company's common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of the Company's common stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds shares of the Company's common stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of the Company's common stock held for one or more beneficial owners while not exercising such rights with respect to the shares of the Company's common stock held for other beneficial owners; in such case, however, the written demand should set forth the number of shares of the Company common stock as to which appraisal is sought and where no number of shares of the Company's common stock is expressly mentioned the demand will be presumed to cover all shares of the Company's common stock held in the name of the record owner. Stockholders who hold their shares of the Company's common stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

     ALL WRITTEN DEMANDS FOR APPRAISAL PURSUANT TO SECTION 262 SHOULD BE SENT OR DELIVERED TO THE COMPANY AT 7777 EAST MAIN STREET, SUITE 251, SCOTTSDALE, ARIZONA 85251 ATTENTION: CORPORATE SECRETARY.

     Within ten days after the effective time of the merger, the surviving corporation must notify each holder of the Company's common stock who has complied with Section 262 and who has not voted in favor of the adoption of the Acquisition Proposal of the date that the merger has become effective. Within 120 days after the effective time of the merger, the surviving corporation or any holder of the Company's common stock who has so complied with Section 262 and is entitled to appraisal rights under Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of such holder's shares of the Company's common stock. The surviving corporation is under no obligation to and has no present intention to file such a petition. Accordingly, it is the obligation of the holders of the Company's common stock to initiate all necessary action to perfect their appraisal rights in respect of such shares of the Company's common stock within the time prescribed in Section 262.

     Within 120 days after the effective time of the merger, any holder of the Company's common stock common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Acquisition Proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement must be mailed within ten days after a written request for the statement has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

     If a petition for an appraisal is timely filed by a holder of shares of the Company's common stock and a copy of the petition is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to such stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on such petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights under Section 262. The Delaware Court of Chancery may require the holders of shares of the Company's common stock who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation on the certificate of the pendency of the appraisal proceeding; and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

     After determining the holders of the Company's common stock entitled to appraisal, the Delaware Court of Chancery will appraise the 'fair value' of their shares of the Company's common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders of the Company's common stock considering seeking appraisal should be aware that the fair value of their shares of the Company's common stock as so determined could be more than, the same as or less than the consideration they would receive in the merger if they did not seek appraisal of their shares of the Company's common stock and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The court will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of the Company's common stock have been appraised. The costs of the action may be determined by the court and taxed upon the parties as the court deems equitable. The court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the shares entitled to be appraised.

     Any holder of shares of the Company's common stock who has duly demanded an appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote the shares of the Company's common stock subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those shares of the Company's common stock (except dividends or other distributions payable to holders of record of the Company's common stock as of a record date prior to the effective time of the merger).

     If any stockholder who demands appraisal of such holder's shares of the Company's common stock under Section 262 fails to perfect, or effectively withdraws or loses, such holder's right to appraisal, the shares of the Company's common stock of such stockholder will be converted into the right to receive the merger consideration. A stockholder will fail to perfect, or effectively lose or withdraw, such holder's right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers to the surviving corporation a written withdrawal of such holder's demand for appraisal and an acceptance of the merger, except that any such attempt to withdraw made more than 60 days after the effective time of the merger will require the written approval of the surviving corporation and, once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any holder absent court approval.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.

Accounting Treatment
--------------------

     The proposed acquisition of CMC by the Company will be accounted for as a recapitalization of CMC because the shareholders of CMC will control the Company after the acquisition. Therefore, CMC will be treated as the acquiring entity. There will be no adjustment to the carrying value of the assets or liabilities of CMC in the share exchange. The Company will be the acquiring entity for legal purposes and CMC will be the surviving entity for accounting purposes.

No Legal Opinions or Tax Rulings
--------------------------------

     The proposed acquisition of CMC by the Company is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the acquisition qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either the Company or CMC as a result of the acquisition. CMC is an S-Corporation for taxation purposes. After giving effect to the acquisition, CMC will be converted to a C-Corporation. Therefore, there are no material effects on the existing CMC shareholders after the reorganization and CMC will be a wholly owned subsidiary of the Company. However, neither the Company nor CMC has requested a tax ruling from the Internal Revenue Service or an opinion of legal counsel with respect to the acquisition. Accordingly, no assurance can be given that the acquisition will qualify as a tax-free reorganization.

     The shares of the Company's Common Stock to be issued to the CMC shareholders in connection with the Acquisition will not be registered under the Securities Act of 1933, as amended (the "Act") and will be deemed "restricted securities" as that term is defined in the Act. Accordingly, such shares will be issued in reliance on the exemption from such registration requirements provided by Section 4(2) of the Act, and Rule 506 of Regulation D, promulgated thereunder. In order to claim the availability of the exemptions, each of the CMC shareholders will be required to make representations to the Company with respect to the acquisition of the Company's shares, including that he or she is either an "accredited investors" as that term is defined under Rule 501 of Regulation D of the Act, or has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, such that the Company reasonably believes that each of the CMC shareholders comes within the scope of the exemption. Such shares will be restricted securities, and the certificates will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom. The CMC shareholders have been provided information regarding the Company and its business and financial condition including copies of the Company's registration statement on Form 10-SB and subsequent periodic reports required to be filed under sections 13 or 15(d) of the Exchange Act. In addition, CMC shareholders have met and/or were given opportunity to ask questions of the Company's officers and directors. Within 15 days following the issuance of the Company's common stock to the CMC shareholders, the Company will file the requisite Notice of Sale of Securities on Form D with the Commission.

Vote Required
-------------

     The vote of a majority of the issued and outstanding shares of Common Stock represented in person or by proxy at the Special Meeting is required to approve the Acquisition Proposal. Members of management and other principal shareholders holding or controlling the vote of in excess of fifty percent (50%) of the issued and outstanding stock entitled to vote at the Special Meeting have indicated their intention to vote in favor of the Acquisition Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ACQUISITION PROPOSAL.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Information Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of CMC and the Company and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to CMC and the Company, wherever they occur in this Information Statement, are necessarily estimates reflecting the best judgment of the management of CMC and the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

  the performance of CMC's products within, and the overall strength of, the prevailing retail environment

- customer acceptance of newly-introduced product lines

- changes in the costs of raw materials, labor and advertising

- the ability of CMC to secure and protect trademarks and other intellectual property rights

- the effects of vigorous competition in the markets in which CMC operates

Words such as 'estimate', 'project', 'plan,' 'intend', 'expect', 'believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement. The Company's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

Business of the Company
-----------------------

     The Company's executive offices are located at 7777 East main Street, Suite 251, Scottsdale, AZ 85251, (602) 945-5343. The Company was incorporated on February 14, 1983, in the state of Utah under the name Chelsea Energy Corporation (hereinafter the "Registrant" or the "Company"). In connection with its formation, a total of 1,047,000 shares of its common stock were issued to the founders of the Company. In March 1985, the Company sold 3,000,000 shares of its common stock in connection with a public offering at a price of $0.01 per share. The public offering was registered with the Utah Securities Division pursuant to Section 61-1-10, Utah Code Annotated, as amended. The offering was exempt from federal registration pursuant to Regulation D, Rule 504, promulgated under the Act. The Company was initially formed to provide professional consulting services to local government units.

     In April 1989, the Company formed California Cola Distributing Company, Inc. ("CCDCI")under the laws of the state of Delaware as a wholly-owned subsidiary. In May 1989, the Company merged into its subsidiary, CCDCI, in connection with a reincorporation merger. As a result of the reincorporation merger, the Company changed its domicile to the state of Delaware from the state of Utah and changed its name from Chelsea Energy Corporation to California Cola Distributing Company, Inc. In October 1992, the Company effected a sale of its wholly-owned subsidiary, CCDCI to California Cola Group Incorporated, a principal shareholder of the Company and changed the its name to Rexford, Inc.

Plan of Operation
----------------------------

     The Company has voluntarily filed a registration statement on Form 10SB with the U.S. Securities and Exchange Commission (the "Commission")in order to make information concerning itself more readily available to the public. The Company is obligated to file with the Commission certain interim and periodic reports including an annual report containing audited financial statements. The Company believes that being a reporting company with the Commission will enhance the Company's potential business acquisitions or opportunities.

     Since divesting itself of CCDCI, the Company has had no operations and has been seeking potential business acquisitions or opportunities in an effort to commence business operations. The Acquisition Proposal with CMC that is now being presented to the Company's shareholders has been evaluated by the Company as a viable business opportunity based on management's business judgment.

     In the previous 12 months, the Company has had limited financial resources and has relied on loans from Mark A. Scharmann, an officer, director, and principal shareholder of the Company, to finance the costs and expenses associated with the preparation and filing of Form 10SB, subsequent periodic reports, and this information statement (see Certain Relationships and Related Party Transactions). Following approval of the Acquisition Proposal, CMC's management has agreed to reimburse Mr. Scharmann for the costs and expenses of the Company he has paid up to the effective date of the acquisition. The reimbursement will be made through the issuance of common stock of the surviving entity at a conversion rate to be negotiated between CMC and Mr. Scharmann. It is estimated that such cost and expenses will not exceed $30,000. The Company has not received a formal commitment from Mr. Scharmann or other officers, directors or shareholders to continue to finance the Company's expenses. Following approval of the Acquisition Proposal the operations of the Company will be conducted through CMC as the Company's wholly owned subsidiary. (See "Business of CMC" and related "Discussion and Analysis of Financial Condition and Results of Operations" contained in this Information Statement).

     The report of the Company's independent auditor at September 30, 1998, contains a going concern qualification as to the Company's ability to continue. Unless the Acquisition Proposal is approved or the Company is able to obtain significant outside financing, there is substantial doubt about the Company's ability to continue as a going concern. In the event the Company does need to raise capital it would most likely rely on additional loans from or private sales of its securities to its existing officers, directors, and shareholders. Such private sales would be limited to person exempt under the Commission's Regulation D or other rules or provisions for exemption, if any applies. However, no private sales are contemplated by the Company at this time. If a private sale of the Company securities is deemed appropriate, the Company will attempt to acquire such funds on the best terms available to the Company. However, there is no assurance that the Company will be able to obtain funding when and if need, or that such funding, if available, can be obtained on terms reasonable or acceptable to the Company.

Year 2000 Computer Problem
--------------------------

     The Year 2000 or Y2K problem concerns the potential failure of certain computer software to correctly process information because of the software's inability to calculate dates. The Company has no operations and no equipment which might be affected by the Y2K computer glitch. Management has considered the potential Y2K problems associated with the acquisition of CMC as part of its evaluation of CMC, and is satisfied with CMC's representations concerning CMC's Y2K preparedness.

Employees
---------

     The Company does not have any employees and has no plans for retaining employees until such time as the Company completes the Acquisition Proposal. On completion of the Acquisition Proposal, all decision regarding employment will be determined by the Company's new management. (See "Business of CMC").

Facilities
----------

     The Company currently uses as its principal place of business the personal residence of its President and Director located in Scottsdale, Arizona. The Company has no written agreement and pays no rent for the use of this space. Following approval of the Acquisition Proposal, the Company's executive offices will be moved to the executive offices of CMC.

Discussion and Analysis of Financial Condition and Results of Operations
------------------------------------------------------------------------

     The activities of the Company are subject to several significant risks which arise primarily as a result of the fact that the Company has no specific business. Because of the Company's current status having no assets and no recent operating history, in the event the Company does successfully acquire or merge with an operating business opportunity, it is likely that the Company's present shareholders will experience substantial dilution and there will be a probable change in control of the Company.

     Management believes that being a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), could provide a prospective merger or acquisition candidate with additional information concerning the Company. In addition, management believes that this might make the Company more attractive to an operating business opportunity as a potential business combination candidate. As a result of filing its registration statement on Form 10-SB, the Company is obligated to file with the Commission certain interim and periodic reports including an annual report containing audited financial statements. The Company intends to continue to voluntarily file these periodic reports under the Exchange Act even if its obligation to file such reports is suspended under applicable provisions of the Exchange Act.

Liquidity and Capital Resources
-------------------------------

     Although the Company has had only limited expenses, it may have to incur additional legal and accounting costs to remain current on its financial and corporate reporting obligations. Management anticipates that the Company will incur more cost including legal and accounting fees to locate and complete the merger or acquisition of CMC. At the present time the Company does not have the assets to meet these financial requirements and certain costs and expenses associated with the Acquisition Proposal have been paid by Mark A. Scharmann, an officer, director and principal shareholder of the Company.

     At March 31, 1999, the Company had current assets of $229 and current liabilities of $12,802, for a working capital deficit of $(12,573). The Company has only incidental ongoing expenses primarily associated with maintaining its corporate status and professional fees associated with accounting and legal costs. Mr. Scharmann has advanced money to the Company from time to time and such advances bear interest at a rate of 10% per annum and have no maturity date. Prior to March 31, 1999, the balance of the outstanding advances were converted into shares of common stock of the Company.

    The president of the Company is providing the Company with a location for its offices on a "rent free basis" and no salaries or other form of compensation are being paid by the Company for the time and effort required by management to run the Company. Following approval of the Acquisition Proposal, the Company's executive offices will be moved to the executive offices of CMC.

Results of Operations
---------------------

     Since discontinuing operations in 1992, the Company has not generated revenue. For the six month period ended March 31, 1999, the Company has incurred $27,533 in general and administrative expenses. Since inception, the Company has an accumulated deficit of $(226,290) after taking into account a $90,231 gain on the divestiture of discontinued operations.

Selected Financial Data of the Company
--------------------------------------

     The year end financial data included in the table has been selected by the Company and has been derived from the Company's financial statements included in the Company's Annual Report on Form 10KSB for its fiscal year ended September 30, 1998. All financial information for the fiscal years ended September 30, 1998 and 1997 have been examined by Tanner + Co., certified public accountants. The three-month unaudited financial data has been derived from the Company's financial statements included in the Company's Quarterly Report on Form 10QSB for the period ended December 31, 1998 and has been provided by the Company.

                                                              Six
                                                          Months Ended
                                                            March 31,
                                Year Ended September 30,      1999
                                1998          1997         (Unaudited)
                                ----          ----          ---------
Statement of
 Operations Data:

Revenues                      $     -       $     -       $     -
Cost of Sales                 $     -       $     -       $     -
Operating Expenses            $   46,350    $   42,795    $   27,533
Net (loss)                    $  (46,350)   $  (42,795)   $  (27,533)
Net (loss)
 per common  share            $    (0.00)   $    (0.01)   $    (0.00)
Weighted Average
 Shares Outstanding           43,767,000    16,360,000

                                                               At
                                                            March 31,
                                Year Ended September 30,      1999
                                1998          1997         (Unaudited)
                                ----          ----          ---------
Balance Sheet Data:

Current Assets                $      226    $      540    $      229
Current Liabilities           $   11,056    $      590    $   12,802
Work Capital(Deficit)         $  (10,830)   $      (50)   $  (12,573)
Property &
 Equipment (net)              $     -       $     -       $     -
Total Assets                  $      226    $      540    $      229
Long Term Liabilities         $     -       $     -       $     -
Shareholders' Equity (Deficit)$  (10,830)   $      (50)   $  (12,573)

Business of CMC
---------------

     All information with respect to CMC's business activities has been provided by the management of CMC and is presented herein without independent verification. CMC has represented that the information is accurate and complete in all material respects. Financial information regarding CMC has been provided in this Information Statement in the section titled
"Selected Financial Data" below.

     CMC's executive offices are located at 1401 Brook Drive, Downers Grove, Illinois 60515 and the telephone number is (630) 916-6196. CMC was incorporated in July 1992 in the State of Illinois under the name S&S Publishing, Inc. In March 1994, an amendment was filed to change its name to Just Softworks, Inc. In July 1995, another amendment was filed to change its name to Chicago Map Corporation.

     CMC's core competency is the development, production, licensing and marketing of geographical digital map technology. Use of these technologies are found in products and services such as; consumer-oriented mapping products, GPS (Global Positioning System) navigation systems, Web/Internet/Intranet map displays, digital data integration and referencing, country-wide digital map sets, professional software development, and mobile asset monitoring/tracking. These application solutions operate in various Windows(TM) environments. This structure allows customers to access CMC's technologies across a broad range of markets and throughout various countries.

     CMC's mapping technologies make use of detailed geographical databases that include street addresses, road networks, highways, major geographical landmarks, hydrographic features, topographical relief tables and satellite/aerial photography. Individuals, corporations, and government end-users use these map displays to solve mapping needs.

     Historically, CMC's primary focus has been on the creation of a base line of technologies that can be integrated within a wide range of applications. This allows CMC and its professional staff to directly or indirectly support the development of custom mapping software designed around a base framework of geographic data and development integration tools. This design model works for both limited and large volume distributions. CMC uses modern programming languages and creates system development via its own proprietary tools, class libraries and professional support.

Strategic Plan
--------------

     Mapping is the representation of the Earth's surface drawn to scale. The history of mapping can be traced to the beginning of time. These images have long aided in the exploration, discovery and understanding of the world in which we live. The process of creating maps is known as Cartography.

     Cartography is considered both a science and an art. Intertwined with geography, it is intended to present images of our communities, nation or the world. This effort, especially in its infancy, required the creative adaptation of roads, town labeling and landmarks to better aid in referencing these man-made or geographic points of interest. However, the complex and technically oriented world in which business, government and people now operate, has all but eliminated the artistic contribution.

     Today's cartographic community is made up primarily of data gathers and surveyors using sophisticated equipment, such as satellite-aided instruments and computers to map their world. Paper maps production is generated by advanced software programs. This shift in technology allows companies capable of database manipulation and software expertise, such as CMC, to participate in this shift in cartography. CMC and its partners maintain a solid background in map software development, CAD (computer aided drafting), GPS transportation movement monitoring and wireless communications. These disciplines are necessary to create a broad range of product and service solutions necessary for the shifting and emerging markets, which demand absolute precision and accuracy in their maps.

Purchase of TRIUS Assets
------------------------

     For the past seven years (1992-1999) CMC had engaged in an exclusive development/licensing relationship with TRIUS, Inc. The licensed materials included unique mapping software, used by CMC to develop a variety of map software products. The management of CMC sought to obtain this software through a purchase agreement with TRIUS, Inc. to better influence the direction of TRIUS' software development. After CMC's proposal for purchase was accepted and approved by both TRIUS shareholders and TRIUS Board members, the purchase was enacted on March 12, 1999 between the two parties. The specific acquired assets include:

    -Source codes used to produce Precision Mapping Streets, Precision Mapping Lite, USA Mapping control MAPOCX.OCX and MAPPRO.OCX, codes for processing programs for the Tiger data set and the GNIS data set, programs to produce the South African Mapping control SMAF.OCX and the Canadian Mapping control CANMAP.OCX, codes for processing programs for the MID/MIF data sets for the above South African and Canadian mapping controls, codes to produce the 16-bit USA Mapping control PMAP16.DLL, codes used to produce utility program, processing programs and any other software related to mapping, and all rights to all the above source codes, including compiled versions, plus all existing registered copyrights to any of the above software and source codes.

     In addition, CMC acquired certain tangible assets including computer systems, office furniture systems and equipment, miscellaneous office and computer peripheral equipment, and miscellaneous reference materials and commercial computer software programs.

Products
--------

CMC offers the following categories of products:

PROFESSIONAL DEVELOPMENT TOOLS - CMC has created a range of countrywide and worldwide development tools. These tools allow software programmers to integrate quality map displays into third-party applications. The map-imaging tool can represent a portion of the application or an isolated feature. Prior to any internal or external distribution of customized applications, a developer must first establish a distribution licensing arrangement with CMC. The following products are marketed as part of the CMC's Professional Development Tool product line:

MapOCX (USA): Full-featured map display tool that includes a detailed street-level map database of the entire United States.

MapOCX Pro (USA): Advanced development tools that include a detailed street-level map database of the entire United States. All basic capabilities of the MapOCX (USA) are also accessible within the Pro product.

MapOCX (Canada): This product includes the integration of street-level map data for all of Canada within an independent development tool. The database includes road information for cities with a population of 5,000 or more.

MapOCX (South Africa): Integration of street-level map data for select major metropolitan cities and major road networks of South Africa. CMC and other companies market this development tool.

MapOCX (World): Low resolution map display of the entire world. Data includes country-level highway networks, population centers and political boundaries. Raster and vector image integration can offer enhanced detailing.

MapOCX (Geocoder - USA): CMC provides a tool to assign X,Y coordinates to geographically reference US data sets. Referencing is based on existing Postal Service routes.

TECHNOLOGY LICENSING - CMC actively licenses its technologies and map display engines throughout the world. This distribution of applications and development tools has allowed CMC to participate in select geographical markets. The current number of CMC's active accounts represents a small portion of the overall market opportunity. Most of this opportunity remains uncommitted due to a lack of product awareness within the marketplace.

PROGRAMMING AND CUSTOMER DEVELOPMENT SERVICES - These services include:

CUSTOM PROGRAMMING: CMC provides programming services for creating, customizing and altering software applications. Programming languages used by CMC's staff include all major Windows(TM) visual development languages, excluding Windows CE(TM). Market specialization includes GPS, wireless communication, geocoding, fleet tracking and other transportation and geographical referencing applications.

TECHNICAL CONSULTING: Assisting companies in the design and development phase of third-party applications. This fills a void in a company that may lack some of the background and knowledge base requirements demanded in geographic map development.

TECHNICAL WRITING: CMC participates in a variety of technical writing services. These services include Help files creation and the drafting of programming specifications.

GOVERNMENT CONTRACTS:    CMC seeks to participate in various geographic
development projects with State and Federal agencies. These agreements will allow CMC to use its development tools in connection with databases maintained by these various government agencies to develop geographic products and solutions for the markets CMC services. The only such project currently under development is the Cooperative Research and Development Agreement ("CRADA")between the United States Geological Survey and CMC described below.

THE NATIONAL ATLAS OF THE UNITED STATES OF AMERICA
--------------------------------------------------

     On April 1, 1999, CMC entered into a Cooperative Research and Development Agreement ("CRADA")with the United States Geological Survey ("USGS") to develop a range of business, government and consumer products that fall within the scope of the National Atlas of the United States of America project. The USGS falls under the direction of the Department of the Interior. The following descriptive information is found within the signed agreement document used to manage the CRADA.

Purpose - Background

     In 1970, the USGS participated in the publication of a printed map book distributed as the National Atlas of the United States of America (the "National Atlas"). This book had limited distribution, but was well received as an authoritative reference of geographical information about America. Twenty-eight years since its initial release, this book is still being used and maintained by many schools, libraries and other research institutions throughout the country due to its quality and detail. The book's success clearly shows the demand for geographic data and information, which can be supplied by the government. In 1996, the United States Congress authorized the production of a new National Atlas. The USGS, as the lead Federal agency for this activity, has been actively seeking private sector partners who would be willing to participate in the creation of a new National Atlas through a CRADA agreement. The new National Atlas will utilize current technologies such as computers, the Internet, CD-ROM, and DVD. These new technologies also make it possible to broaden the scope and coverage of the National Atlas as a major reference resource for the American people. The National Atlas should become the means through which the American people can easily access information (pictures, maps, animation, text) collected from the multiple government agencies.

Reasons for Cooperation

     The USGS provides the Nation with reliable, impartial information to describe and understand the Earth. This information is used to: minimize the loss of life and property from natural disasters; manage water, biological, energy and mineral resources; enhance and protect the quality of life; and contribute to wise economic and physical development. The scope of the National Atlas project extends beyond the mission and leadership of the USGS to encompass the breadth of national spatial data collection and integration activities underway throughout the Federal government. This project may result in the largest effort ever to assemble and integrate geographic information at the Federal level. The USGS recognizes that the presentation of this integrated information in ways that have broad market appeal is at least as important and significant as the actual data collection.

   CMC has been in the business of obtaining and using such information, provided in an electronic form, and converting it into usable software applications for consumer, business and government use. By working with CMC under a CRADA, the USGS and CMC can jointly create numerous worthwhile applications and information resources for the American people. CMC's knowledge and solid experience in creating map software programs and professional GIS development tools will provide the ability to discern the needs of the American public as they relate to geographic reference resources. CMC will provide marketing, promotion and distribution capabilities for the National Atlas in ways that the USGS may not be able.

     The primary purpose of this effort is to design, develop, distribute and maintain a new version of the National Atlas for the American people. Since the initial release, many new technologies have arisen that make it feasible and appropriate for the National Atlas to be released through a greater number of formats and market channels. By extending the National Atlas beyond the format of a print publication, CMC seeks to create an interactive multi-media, multi-formatted electronic platform for the use and integration of Government data. This should allow access to a vast library of geo-referenced data sources from within the same application. CMC's participation in the National Atlas program is intended to result in the creation of various products and services that can and will be marketed by CMC and its licensees to both the private and public sector. Design of these products will be based principally upon market research into the interests and desires of the buying sector.

Terms of the CRADA Agreement
----------------------------

     Duties of CMC

     The duties of CMC will be, in cooperation with the USGS, to oversee the market research, design, development, production, marketing, support and maintenance of the various products that fall within the scope of the National Atlas project. The staff at CMC will lead technology development, product design that includes user interface, data manipulation/integration, platform determination and other key performance and product feature decisions.

     Market Research

     This activity will be one of the first to take place under the CRADA in order to quickly determine the interests and needs of National Atlas customers. The USGS and CMC will cooperatively plan, conduct, evaluate, and refine customer research to better understand the current and future markets for both core National Atlas products and additional commercial products. The market research will be conducted during the first six-month period of the CRADA during which the initial concepts of core National Atlas products and additional commercial products will be clarified and refined in a comprehensive product development plan.

CMC's Projection of National Atlas Products and Services
--------------------------------------------------------

     The CRADA agreement authorizes CMC to conduct research and development efforts that is intended to culminate in the release of commercial products under the umbrella of the National Atlas over the next five-years. Product releases may include distribution of electronic media, Internet, print and television products. The CRADA allows CMC the right to influence and direct the distribution and availability of both existing and future government collected and government maintained data that can be geographically
referenced.   Data may include geographic, historical, environmental, social, economic and other types of national and regional information.

     Limited research indicates that there are immediate market opportunities for the National Atlas project in general education, advanced social research, public and private libraries and corporations that base critical decisions on changes in national trends. The extent of these market opportunities can not be properly determined at this time. A market research effort of the National Atlas project is planned for and will be conducted between CMC and the USGS as part of their joint partnership.

     Additional commercial products, which are related to the core National Atlas may be developed to provide additional software functionality. Although not considered part of the core National Atlas, these additional products may bear the National Atlas trademark upon written approval by the USGS. These products will be targeted for consumer's needs, various industries and/or commercial applications. These additional products, produced by CMC, would provide an increased revenue stream for the USGS. The USGS will provide assistance to CMC in the definition and development of such products.

     In addition to creating core National Atlas products and additional commercial products that will be used directly by the end-user, CMC plans to develop new technology in parallel with these product development efforts that will result in the creation of new development tools (the "Development Tools") used specifically to access, display or manipulate various forms of USGS-supplied data which has been processed into CMC format. The creation, copyright and ownership of the Development Tools lies solely with CMC.

     USGS and CMC will work together to schedule the production of all products to take advantage of market situation which will enhance the value and potential customer impact of the products. USGS and CMC recognize that the scheduling of product production may be impacted by special mission related requirement or special market opportunities and agree that the production schedule may be modified to accommodate such special circumstances.

     Copyrights

     CMC shall have copyright options for all core National Atlas products and additional commercial products created in whole or in part by CMC under this CRADA. USGS and CMC shall negotiate the complete terms and conditions for copyright royalties in an amendment to this CRADA.

     Resources - Estimated Expenditures

     CMC anticipates expenditures in excess of $7 million for the first two years of the CRADA. This includes, but may not be limited to, travel, software development, product marketing, research and administrative expenses. USGS anticipates expenditures of approximately $4 million for the same period. All such expenditures are for in-kind resources of the respective parties.

     Term

     The CRADA is for a term of 5 years, from March 15, 1999 to March 15, 2004. It is mutually recognized that the contemplated time periods and phases of development of the project are subject to adjustment by the mutual agreement of the parties to fit the circumstances. Either party may terminate the CRADA upon thirty days written notice.

INTERNATIONAL MAP DATA - CMC believes that there is a market for international digital map data. There are few companies that currently offer data and development solutions similar to products marketed by CMC. CMC will seek to obtain licenses to resell or license countrywide data for countries where adequate market opportunity exists. The following countries have been identified for expansion in the next twelve months:

Canada                               Mexico (Under development)
South Africa (Under development)     North America (Under development)
South America                        Western Europe
World data (Under development)

CONSUMER RETAIL - Historically, CMC has been actively involved in the distribution of its map technology to the Consumer Retail market. Products have been sold through software distribution channels to major software retailers. Recent changes have altered CMC's usage of these channels as they have ceased to be a cost-effective means of generating revenue. CMC currently uses direct relationships with software retailers, such as Micro Center. In addition, CMC has licensed the duplication and marketing of its consumer retail products to companies that actively participate in the consumer retail market, such as COSMI and GT Interactive. Over the past few years, additional distribution has also included direct and mail-order sales, cooperatively marketed with companies such as Trailer Life and Tik-Soft. CMC will continue to pursue these distribution efforts in addition to the newly developing E-commerce over the Internet. CMC will continue to develop new products and updates to existing products to satisfy the end-user's demand for map software products.

    Current retail products distributed by CMC include:

Precision Mapping Streets: This application is a mapping program that includes features that allow the user to locate specific locations on the map, create custom images and print maps.

Precision Mapping Traveler: A point to point routing program that generates travel information for the end-user. It also accepts and plots Global Positioning System ("GPS") data, provided by GPS receivers that are connected to a PC, displayed in real time on the screen.

Precision Mapping Quick-Finder: A low cost, simple mapping program that is sold direct by CMC and is licensed to licensees.

Precision Mapping Quick-Router: A budget software program that uses CMC's routing technology to generate a travel route between any two US cities.

PROFESSIONAL RETAIL - Products within this category are considered advanced mapping applications designed for specific markets or industries. At this time only one product, Land Analysis, falls within this product line. Others are under consideration at this time. Land Analysis is a multi-layered application designed for the real estate evaluation industry. It includes flood water determination, topographic relief, toxic waste sites, road locations and wetland data.

INTERNET MAPPING - CMC has developed a mapping product line specifically for the Web. The products listed below represent the current applications:

MapMania: CMC's first effort in developing a Web-based mapping application. Used by companies to help guide customers to key locations or for address or city searching throughout the US.

Internet MapOCX (USA): CMC's Web development tool to meet the needs of programmers who require map images on their Web sites. This product includes a street-level database of the US.

Internet MapOCX (Canada): CMC markets a Web development tool that includes a street-level database of Canada. The application is used on select Intranet sites at this time to assist companies that deliver vehicle tracking services in Canada.

Internet MapOCX (World): A Web development tool that generates geographic maps in an electronic format. This application is comprehensive in that it offers details for every country in the world.

Markets
-------

     Computerized map software allows electronic maps to contain more information than standard paper maps. This additional data includes information within the map database that facilitates the use of these images for broad dissemination. Considering the market demand for digital maps, CMC's products are able to service a variety of industries and organizations. CMC has also been influential in the US and select international marketplaces.

     At this time, CMC's technologies are being used in a wide variety of markets and industries including the following:

Aerial/Satellite Imagery                   Consumer Retail
Consumer Vehicle Tracking and Recovery     Delivery Systems
Demographic Analysis                       Direct Mail
Emergency Response                         Entertainment
Fleet Vehicle Tracking                     Flood Water Analysis
Geo-Science Research                       Hazardous Waste Management
Insurance Planning & Adjustments           Integrated Phone Information
Marine (Inland and Coastal Waterways)      Marketing Analysis and Research
Mobile Asset Management                    Motivational Marketing
OEM GPS Manufacturers                      Oil and Gas Research
In-Vehicle Navigation                      Pipeline Management
Portable Navigation Devices                Public Safety
Presentation Maps                          Real Estate Property Analysis
Surveying                                  Telecommunications
Thematic Mapping                           Topographic Determination
Transportation                             Utility Management
Weather Maps                               Web/Internet/Intranet Applications

     CMC has historically targeted the US marketplace for a majority of its sales. However, in recent years there has been a shift to introduce sales of non-US products into other countries. The licensing and acquisition of global and international data sets has enabled CMC to develop products that could support many non-US mapping software markets. CMC will continue to address and give attention to the US market while pursuing a broader international presence. CMC's map technology is able to integrate map data sets from a variety of sources along with a specialized map viewing engine that is appropriate for consumer and professional products.

Competition
-----------

     CMC offers a variety of geographic electronic software products. These applications are used in a variety of markets and industries. These programs compete with other existing products and software companies.

     In the retail market, where CMC has recently minimized its focus, there is a wide range of mapping software products similar in features to those of the CMC product line. Major competitors within the retail consumer market include Rand McNally, DeLorme, and Microsoft. CMC has decided to use direct mail as the principal means of marketing its consumer products, as it has found other means of reaching its customers to be dominated by competition and unprofitable.

     In the custom development and professional tools market, there are a variety of Geographic Information System ("GIS") companies, which offer comparable services and capabilities. CMC has sought to distinguish itself from competitors by offering easy-to-use tools, extensive customer support, flexible licensing and competitive pricing. Unlike its competitors, products offered by CMC are also distinguished by its bundling of a complete national map data set within its professional products. Competitors within this product line include MapInfo, ESRI and other smaller companies.

     The National Atlas project is unique to both CMC and the general marketplace. CMC is well positioned to be a primary data provider for a variety of consumers and companies seeking to obtain data that is associated with the National Atlas project. Competitors will find development and acquisition challenges in assembling similar data offerings and feature capabilities. At this point, there are not competitors identified in this market.

Distribution of Product
-----------------------

     CMC currently distributes the majority of its consumer and professional products through direct sales with its customers. There have been limited sales made through electronic-commerce and catalog sales with its existing product line. As the company has shifted away from direct consumer sales, it has placed greater emphasis on the development of business-to-business relationships using in-house sales personnel.

     The company will have the ability to distribute a broader range of products through its National Atlas commitment. Distribution rights have been authorized under the CRADA agreement for electronic media, Internet, print and television. CMC will continue to distribute sales through direct sales, but will seek to establish additional relationships with companies that can support markets, such as print and television, to obtain market presence in these areas.

Government Regulation
---------------------

     The company is not subject to any government regulations other than those that normally apply to other software manufacturers, such as copyright and trademarks laws. The relationship with the USGS is guided by the terms outlined within the Cooperative Research and Development Agreement regarding the National Atlas project.

Research and Development
------------------------

     CMC has a staff of developers that management believes is sufficient and capable of handling current R&D efforts. The company foresees the need to expand the number of employees that will support its future R&D efforts, and has forecasted its projections as part of internal planning procedures. The number and qualification of those employees that the company will hire, will be carefully managed between the Senior Vice-President of Product Development and the Human Resource Department.

     Funds have been allocated to offset current and future R&D efforts. The amount of funding is monitored though internal forecast methods and is coordinated between the Development and Accounting Departments.

Employees
---------

     The company currently employees 20 full-time employees and no part-time employees. All hiring is coordinated through the CMC's Human Resource Department. CMC has been able to hire a sufficient number of qualified employees in the local area to meet its current and anticipated needs for the next 12 months. CMC provides any specialized training, if required, based on the employee's job descriptions and requisite skill levels.

Sales and Marketing
-------------------

     CMC has developed a marketing strategy that has allowed it to carve out a solid niche for itself in the map software industry. Its product line ranges from budget consumer software applications to high-end professional development tools. This provides sales opportunities for a broad range of customers. It is not atypical for customers to "grow" into a more advanced products.

     The retail, mail order and direct sales efforts by CMC have proven to be a positive way to educate its customer base on the technologies, capabilities and quality of CMC's products. CMC has also promoted its products and corporate image through advertising in industry publications and attendance/exhibiting at trade shows and seminars. CMC personnel have participated at industry specific events that require a map industry specialist. These strategies have resulted in numerous opportunities for CMC to expose its products to potential customers. CMC's competitive position in the marketplace is due to its flexibility in delivering cost-effective solutions and broad product offerings.

Customer Dependence
-------------------

     Due to the nature of CMC's marketing practices and the diverse markets it serves, clients rarely represent a large percentage of CMC's sales on an ongoing basis. At this time no company or individual account represents more than 5% of annual sales.

Patents, Copyrights and Trademarks
----------------------------------

     CMC owns or has properly filed for all of the necessary patents, copyrights and trademarks for its unique software applications, development tools and proprietary map databases. CMC does not currently license any components offered by third-party developers or companies that require sublicensing arrangements prior to distribution. This allows CMC to remain independent of licensing relationships that may hinder the distribution of products or negatively effect profitability.

     CMC has established two marketing relationship with companies that offer unique countrywide data for its non-US products. These licenses are long-term and are established with companies such as Metropolis (South Africa), Desktop Mapping (Canada).

Discussion and Analysis of Financial Condition and Results of Operations
------------------------------------------------------------------------

YEAR 2000 COMPLIANCE
--------------------

Background
----------

     Many currently installed computer systems are not capable of correctly processing 21st century dates. As a result, computer systems, software and other computer controlled processes used by many companies in a very wide variety of applications will experience operating difficulties unless they are modified or upgraded to adequately process information involving, related to, or dependent upon the century change. Significant uncertainty exists concerning the scope and magnitude of problems associated with the century change.

What the Company is Doing
-------------------------

     The Company recognizes the need to take appropriate action so that its operations will not be adversely impacted by Year 2000 computer failures and has established a project team, consisting of dedicated employees, to address Year 2000 risks. The project team is coordinating the identification and implementation of changes to computer hardware and software applications that will attempt to ensure availability and integrity of the Company's information systems, operational systems and critical business processes. An appropriate program of assessment, remediation and testing for both products and internal systems is underway, but is not yet complete. The Company is also assessing the potential overall risks of the impending century change on its business partners, results of operations and financial position.

The Company's State of Readiness
--------------------------------

Company Products

     The Company's saleable products do not rely on external software applications. The Company has designed and tested the most current versions of its saleable products and believes that such products are Year 2000 compliant, as they do not use or access date-based files. It should be noted that despite these efforts, there can be no assurances that the Company's current products do not contain undetected errors or defects associated with Year 2000 date functions that may result in additional costs to the Company.

Status of Internal Systems

     The Company is in the process of conducting a company-wide assessment of its internal computer systems and operations infrastructure to identify computer hardware, software and process control systems that are not Year 2000 compliant. Based on this assessment, the Company believes that its principal accounting system is Year 2000 compliant. CMC has received statements of verification from its accounting system vendor that the application has been properly tested and found to be compliant. Many systems will be remediated as a consequence of normal and previously planned business improvement and system replacement projects. Other systems, such as personal computers and office productivity software, will be remediated specifically for Year 2000 issues, in many cases through low cost or free upgrades provided by the product vendors. The Company presently believes that its business-critical computer systems that are not presently Year 2000 compliant will be replaced, upgraded or modified prior to 2000.

Status of the Company's Customers and Partners

     The Company faces risk to the extent that suppliers of products, services and systems important to its business operations, and others, with whom the Company transacts business on a worldwide basis, may not comply with Year 2000 requirements. The Company has initiated formal communications with significant suppliers to determine the extent to which these parties have addressed their own Year 2000 issues. To date, all inquiries have responded that Year 2000 compliance is in process and should be completed prior to 2000.

     The Company also faces risk to the extent that major customers do not comply with Year 2000 requirements in their own organizations and suffer business disruption as a result. To the extent Year 2000 issues cause significant delays in or cancellation of purchases of the Company's products or services, the Company's business, results of operations and financial position could be materially adversely affected. The Company has initiated formal communications with its largest customers and channel partners to determine the extent to which the Company is vulnerable to any such third-party's failure to remediate their own Year 2000 issues.

Costs to Address the Company's Year 2000 Issues
-----------------------------------------------

     The Company has not yet completed its estimate of Year 2000 costs at this stage of the project, but expects to complete the estimates as the assessment and remediation planning tasks are completed in the near term. It is currently estimated that the aggregate cost of the Company's Year 2000 efforts will be approximately $10,000 to $20,000 for calendar years 1999, of which less than $3,000 has been expended to date. To the extent that equipment is deemed obsolete as a result of the Year 2000 issue, the applicable costs and accumulated depreciation will be removed from the accounts and the resulting loss, if any, will be recognized in the income statement. The Year 2000 costs have not been, and are not anticipated to be, material to the Company's financial position or its results of operations.

     The Company does not have any products being used by customers that are not Year 2000 compliant.

Risks of the Company's Year 2000 Issues
---------------------------------------

     The Company expects to complete its Year 2000 project during 1999. Based on currently available information and remediation plans, the Company does not believe any material exposure to significant business interruption exists as a result of Year 2000 compliance issues. Although the Company does not believe that it will incur any material costs or experience material disruptions in its business associated with preparing its internal systems for the year 2000, there can be no assurances that the Company will not experience serious unanticipated negative consequences and/or material costs caused by undetected errors or defects in the technology used in its internal systems, which are composed of third-party software, third-party hardware that contains embedded software and the Company's own software products. The most reasonably likely worst case scenario would include: (i) corruption of data contained in the Company's internal information systems, (ii) hardware failure, and (iii) delays in shipping the Company's saleable products.

The Company's Contingency Plans
-------------------------------

     The Company is in the process of developing a contingency plan to address situations that may result if the Company is unable to achieve Year 2000 readiness of its critical operations, as anticipated, in a timely manner.

     These costs are considered minimal and the timing in which the Company plans to complete its Year 2000 modification and testing processes are based on management's best estimates. However, there can be no assurance that the Company will timely identify and remediate all significant Year 2000 problems, that remedial efforts may not involve significant time and expense, or that such problems will not have a material adverse effect on the Company's business, results of operations or financial position.

     The discussion of the Company's efforts, and management's expectations, relating to Year 2000 compliance are forward-looking statements. The Company's ability to achieve Year 2000 compliance and the level of incremental costs associated therewith, could be adversely impacted by, among other things, the availability and cost of programming and testing resources, vendors' ability to modify proprietary software, and unanticipated problems identified in the ongoing compliance review.

Results of Operations
---------------------

General
-------

     In order to increase its profitability, CMC made a conscious decision in late 1997 to defocus its efforts in the consumer retail market due to declining margins (high volume/low value) and redirect its efforts towards the sales of professional development tools and custom development services which carry a higher margin (lower volume/high value). Although this decision negatively impacted sales revenue for fiscal year 1998 ($1,175,295 as compared to $1,934,433 for fiscal year 1997), CMC's costs of sales as a percentage of sales decreased from 45% in 1997 ($890,585)to 28% in 1998 ($333,357). In addition, CMC's income from operations as a percent of sales increased to 6.52% for fiscal year 1998 as opposed to (1.92)% for fiscal year 1997. CMC's net income for fiscal year 1998 was $63,636, while CMC incurred a net loss of $(37,116) for fiscal year 1997. Although CMC will continue to maintain a presence in the consumer retail market, CMC will focus its main sales and marketing thrust in the higher margin commercial areas.

Quarter ended March 31, 1999
----------------------------

     Revenues and Costs of Sales. For the quarter, CMC had revenues of $186,780 with cost of sales of $95,492, or approximately 51% of revenues, for a gross profit of $91,288. Management of CMC believes that the reduction in revenue during the period and the increase in the cost of sales during the period as a percent of revenues is reflective of the timing of the release of various updated versions of the Company's software and therefore, not necessarily indicative of the revenues and cost of sales as a percent of revenues anticipated for the entire year. Management expects revenues to increase and costs of sales as a percent of revenues to be consistent with that experienced for CMC's year ended December 31, 1998 or approximately 28%.

     General and Administrative Expense. For the quarter, total operating expenses were $208,631, resulting in a loss from operations of $(117,343). After taking into account an income tax benefit of $39,571, CMC had a net loss of $(77,772).

Liquidity and Capital Resources
-------------------------------

     Historically, CMC has financed its operations through cash flow derived from operations. At March 31, 1999, CMC had a working capital deficit of $(89,277) based on current assets of $177,090, consisting mainly of cash ($64,093) and accounts receivable ($68,318), and current liabilities of $266,367, consisting mainly of accounts payable ($38,700) and accrued liabilities ($227,667).

     CMC has several new traditional mapping products in advanced stages of development. However, sufficient working capital has to be generated from continuing operations or outside sources to launch these products into the marketplace. Recently, CMC entered into a Cooperative Research and Development Agreement with the U.S. Geological Survey agency (the "CRADA Agreement") to produce the next National Atlas of the United States. Although the project is consistent with CMC's technological capabilities, the development and distribution of a product of this significance (initially to be sold to all schools and libraries in the United States) will require significant external financing. CMC views the National Atlas product to be a high gross margin business with an 80-90% level of recurring revenue (sold on a periodic "subscription" basis) over the long term.

     CMC proposes to finance its needs for additional working capital during the year through both debt and equity. Initially, CMC has entered into an interim loan agreement with Mark A. Scharmann, an officer and director of the Company, wherein Mr. Scharmann has loaned CMC $100,000. The note is due July 26, 1999 and bears interest on the principal balance at 1% per month. In addition, on May 14, 1999, CMC entered into an interim loan agreement with Steven J. Peskaitis, a principal shareholder of CMC, wherein Mr. Peskaitis loaned CMC $100,000. The note is due September 14, 1999, and bears interest on the principal balance at 1% per month. (See CMC Interim Loan Agreements.)

     On completion of the acquisition, the surviving corporation "Lexon Technologies, Inc." intends to offer restricted shares of common stock in a private placement. The proceeds of the proposed private placement will be utilized to repay the interim loans, meet initial capital requirements under the CRADA Agreement and continue the introduction of CMC's products into the marketplace. No assurance can be given that any common stock will be sold or that the surviving corporation will be able to raise additional working capital.

Commitments for Expenditures and Sources of Capital
---------------------------------------------------

    In order to launch its traditional products and the National Atlas product, CMC is expanding its leased facilities and has budgeted $250,000 in additional capital expenditures for office equipment and computer hardware during the year ended December 31, 1999. With respect to CMC's capital expenditures related to the CRADA Agreement, CMC is committed to expend approximately $7.5 million over the next two years in support of the National Atlas Project. Funds to cover this commitment will be derived in part a proposed private placement following completion of the Acquisition. However, proceeds from the proposed private placement will are not intended to be sufficient to meet the entire CRADA Agreement commitment. The balance of the funds necessary to meet the CRADA Agreement commitment are expected to come from cash derived from operations during the two year period. CMC cannot predict with any degree of certainty whether the National Atlas Project will generate any additional revenues for CMC during the initial two year period. However, the pursuit of the National Atlas Project does require CMC to make the up front expenditures. If proceeds from the proposed private placement and cash from operations are not adequate to meeting CMC's CRADA Agreement commitment, CMC may need to seek alternative funding.

     In the event CMC does need to raise capital it would most likely seek debt financing from traditional lending sources, loans from or private sales of its securities to its existing officers, directors, and shareholders, or such other debt or equity offerings that may be available to CMC at that time. Any offering of debt or equity securities would most likely be limited to persons exempt under the Commission's Regulation D or other rules or provisions for exemption, if any applies. There is no assurance that CMC will be able to obtain funding when and if need, or that such funding, if available, can be obtained on terms reasonable or acceptable.

Selected Financial Data of CMC
------------------------------

     The year end financial data included in the table has been selected by CMC and has been derived from the CMC's balance sheets at December 31, 1998 and 1997 and statements of operations for its fiscal years ended December 31, 1998, 1997 and 1996. All financial information for the fiscal years ended December 31, 1998 and 1997 has been examined by Hutton Nelson & McDonald LLP, certified public accountants. The three month unaudited financial data has been derived from the Company's March 31, 1999 financial statements and has been provided by the Company.

                                                                Three Months
                             Year Ended December 31,               Ended
                          1998          1997            1996    March 31, 1999
                          ----          ----            ----    --------------
Statement of                                                     (Unaudited)
 Operations Data:

Revenues               $1,175,295    $1,934,433    $1,597,616      $ 186,780
Cost of Sales          $  333,357    $  890,586    $  759,662      $  95,492
Operating Expenses     $  765,202    $1,081,036    $  708,002      $ 208,631
Net income(loss)       $   63,636    $  (38,116)   $  128,086      $ (77,772)
Net earnings (loss)
 per common share      $     6.36    $    (3.81)   $    12.81      $   (5.18)
Weighted Average
 Shares Outstanding        10,000        10,000        10,000         15,000


                                    At December 31,             At March 31,
                                  1998          1997                1999
                                  ----          ----                ----
Balance Sheet Data:                                             (Unaudited)

Current Assets                   $  177,714    $  188,679       $ 177,090
Current Liabilities              $   13,471    $   14,550       $ 266,367
Work Capital (Deficit)           $  164,243    $  174,138       $ (89,277)
Property & Equipment (net)       $   32,132    $   51,705       $  47,533
Total Assets                     $  264,696    $  262,414       $ 327,871
Long Term Liabilities            $     -       $     -          $ 100,000
Shareholders' Equity (Deficit)   $  251,225    $  247,864       $ (38,496)

Market Price of the Company's Common Stock and Dividends
--------------------------------------------------------

     The following table sets forth, for the respective periods indicated, the prices of the Company's Common Stock in the over the counter market as reported by a market maker on the NASD'S OTC Bulletin Board. Such over the counter market quotations are based on inter-dealer bid prices, without markup, markdown or commission, and may not necessarily represent actual transactions. At June 17, 1999, the bid and ask quotations for the Company's Common Stock as quoted on the OTC Bulletin Board were $0.02 and $0.10 respectively.
                                                   Bid Quotation
                                                   -------------
Fiscal Year 1999                          High Bid*             Low Bid*
----------------                          --------              -------

Quarter ended 12/31/98                    $0.10                 $0.02
Quarter ended 3/31/99                     $0.10                 $0.02

Fiscal Year 1998                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 12/31/97                    $ N/A                 $ N/A
Quarter ended 3/31/98                     $ N/A                 $ N/A
Quarter ended 6/30/98                     $ N/A                 $ N/A
Quarter ended 9/30/98                     $ N/A                 $ N/A

Fiscal Year 1997                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 12/31/96                    $ N/A                 $ N/A
Quarter ended 3/31/97                     $ N/A                 $ N/A
Quarter ended 6/30/97                     $ N/A                 $ N/A
Quarter ended 9/30/97                     $ N/A                 $ N/A

     To the best knowledge of management of the Company, prior to September 30, 1998, there was no reported bid or ask prices for the Company's Common Stock and there was no trading of the Company's Common Stock during is fiscal years ended September 30, 1998 and September 30, 1997.

     The number of shareholders of record of the Company's Common Stock as of June 24, 1999, was approximately __.

     The Company has not paid any cash dividends to date and following the acquisition of CMC does not anticipate paying dividends in the foreseeable future.

Market Price of CMC's Stock and Dividends
-----------------------------------------

     There is not now and there has never been a public market for CMC's securities. CMC has operated as an S-corporation, with periodic distributions to its stockholders. There are a total of six stockholders who collectively own 100% of the 15,000 CMC shares issued and outstanding, all of the same class.

     CMC has paid cash dividends in each of the last two fiscal years ending December 31, 1998 and 1997 of $62,420 or $6.24 per share, and $60,275 or $6.03 per share. CMC shareholders received an additional dividend of $212,449 or $14.16 per share in the interim period ended March 31, 1999.

PRO FORMA FINANCIAL INFORMATION
--------------------------------
                         REXFORD, INC. AND SUBSIDIARY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
                                 (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(a)   OTHER          PRO FORMA
                                    ------------  ------------  ------------     ------------
ASSETS
Current assets
  Cash                              $        229  $     64,093  $      -          $    64,322
  Accounts receivable                       -           68,318         -               68,318
  Inventories                               -            5,108         -                5,108
  Deferred income tax benefit               -           39,571         -               39,571
                                    ------------  ------------  -----------      ------------
Total Current Assets                         229       177,090         -              177,319
                                    ------------  ------------  -----------      ------------
Property and equipment                      -          128,662         -              128,662
Accumulated depreciation                    -           81,129         -               81,129
                                    ------------  ------------  -----------      ------------
                                            -           47,533         -               47,533
                                    ------------  ------------  -----------      ------------
Other assets                                -          103,391         (143)          103,248
                                    ------------  ------------  -----------      ------------
Total Assets                        $        229  $    328,014  $      (143)     $    328,100
                                    ============  ============  ===========      ============


LIABILITIES AND
 STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
  Accounts payable                  $     10,580  $     38,796  $      -         $     49,376
  Accrued liabilities                       -          227,571         -              227,571
  Advance from related party               2,222          -            -                2,222
                                    ------------  ------------  -----------      ------------
Total current liabilities                 12,802       266,367         -              279,169
                                    ------------  ------------  -----------      ------------
Long-term debt                              -          100,000         -              100,000
                                    ------------  ------------  -----------      ------------

Stockholders' equity (deficit)
  Common Stock                            70,000         1,643      (60,143)(b)        11,500
  Additional paid-in capital             143,717        36,818     (166,290)(b)        14,245
  Retained earnings                     (226,290)      (76,814)     226,290 (b)       (76,814)
                                    ------------  ------------  -----------      ------------
Total stockholders' equity (deficit)     (12,573)      (38,353)        (143)          (51,069)
                                    ------------  ------------  -----------      ------------
Total liabilities and
 stockholders' equity (deficit)     $        229  $    328,014  $      (143)     $    328,100
                                    ============  ============  ===========      ============

(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation through an exchange of common stock. Undistributed retained earnings at the date of acquisition have been reclassified to additional paid-in capital.

(b) To account for the acquisition as a recapitalization of Rexford, Inc. subsequent to a 1 to 70 reverse stock split. As the transaction is deemed to be a reverse acquisition, Chicago Map
Corporation is treated as the accounting acquiror and Rexford, Inc. is considered to be the acquired entity for financial reporting purposes. The value attributed to the 1,429 shares of common stock issued in the transaction was $143.


PRO FORMA FINANCIAL INFORMATION
-------------------------------
                         REXFORD, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                       SIX MONTHS ENDED MARCH 31, 1999
                                (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(a)  PRO FORMA
                                    ------------  ------------  ------------
Sales                               $       -     $    509,790  $    509,790
Cost of sales                               -          194,257       194,257
                                    ------------  ------------  ------------
Gross profit                                -          315,533       315,533
Administrative expense                    27,533       404,385       431,918
                                    ------------  ------------  ------------
Loss before income tax benefit           (27,533)      (88,852)     (116,385)
Income tax benefit                          -           39,571        39,571
                                    ------------  ------------  ------------
Net loss                            $    (27,533) $    (49,281) $    (76,814)
                                    ============  ============  ============

Average common shares outstanding                                 11,500,000
                                                                ============

Loss per common share                                           $      (0.01)
                                                                ============


(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation as if the transaction had been completed at the beginning of the period.


PRO FORMA FINANCIAL INFORMATION
-------------------------------
                           REXFORD, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                           YEAR ENDED SEPTEMBER 30, 1998
                                   (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(a)   OTHER          PRO FORMA
                                    ------------  ------------  ------------     ------------
Sales                               $       -     $  1,175,295  $       -        $  1,175,295
Cost of sales                               -          333,357          -             333,357
                                    ------------  ------------  ------------     ------------
Gross profit                                -          841,938          -             841,938
Administrative expense                    46,350       765,202         2,833(b)(c)    814,385
                                    ------------  ------------  ------------     ------------
Income (loss) from operations            (46,350)       76,736        (2,833)          27,553
Other expense                               -          (13,100)         -             (13,100)
                                    ------------  ------------  ------------     ------------
Income (loss) before income taxes        (46,350)       63,636        (2,833)          14,453
Income taxes                                -            4,914          -               4,914
                                    ------------  ------------  ------------     ------------
Net income (loss)                   $    (46,350) $     58,722  $     (2,833)    $      9,539
                                    ============  ============  ============     ============

Average common shares outstanding                                                  11,500,000
                                                                                 ============

Earnings per common share                                                        $       0.00
                                                                                 ============


(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(b) To reflect the depreciation and amortization of $2,553 in connection with the acquisition of certain assets of Tirus, Inc. by Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(c) To reflect stock bonus of $280 to an officer and an employee of Chicago Map Corporation as if the transaction had been completed at the beginning of the period.


                            EXECUTIVE COMPENSATION

     The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. The Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended September 30, 1998, 1997 and 1996, nor at any time during 1998, 1997 or 1996. Further, the Company has not entered into an employment agreement with any of its officers, directors or any other persons. As of the date hereof, no such persons have accrued any compensation from the Company.

Summary Compensation Table
--------------------------

     The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at September 30, 1998) the end of the Company's last completed fiscal year:

                                                     Long Term Compensation
                                                     ----------------------
                           Annual Compensation       Awards         Payouts
                           -------------------       ------         -------
Name and Principal                                   Restricted
Position                         Bonus  Other Annual   Stock   Options/  LTIP     All Other
------------------  Year  Salary  ($)   Compensation   Awards    SARs   Payout   Compensation
                    ----  ------ -----  ------------ ---------- ------- ------   ------------

Dennis Blomquist,
President & C.E.O.  1998   $-0-   $-0-   $   -0-       $-0-      $-0-    $-0-     $-0-
                    1997   $-0-   $-0-   $   -0-       $-0-      $-0-    $-0-     $-0-
                    1996   $-0-   $-0-   $   -0-       $-0-      $-0-    $-0-     $-0-

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table set forth as of June 15, 1999, the name and address and number of shares of the Company's Common Stock held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 70,000,000 shares of Common Stock issued and outstanding, and the name and shareholdings of each director and of all officers and directors as a group. The table also indicates the number of shares and percent of class to be held following the acquisition by each person nominated for election as a director of the Company. All such persons are directors of CMC.

                            Prior to Reorganization   After Reorganization (2)
                            -----------------------   ------------------------
                            Number of      Percent    Number of       Percent
Name and Address            Shares (1)     of Class   Shares Owned    of Class
----------------            ------------   --------   --------------  --------
Principal Shareholders:

Dennis Blomquist            9,644,212         13.78       137,774        1.20
7777 East Main St. #251
Scottsdale, AZ  85251

Mark A. Scharmann          55,109,000 (3)     78.72       787,271        6.84
1661 Lakeview Circle
Ogden, UT  84403

Current Officers and Directors:

Dennis Blomquist                     --------See Table Above--------
Ron A. Featherstone           150,000           .21         2,143         .02
Mark A. Scharmann                    --------See Table Above--------
Tom Sollami                   150,000           .21         2,143         .01
                           ----------         -----       -------        ----
All Officers and Directors
 as a Group (4 Persons)    65,053,212         92.93       929,331        8.08
                           ==========         =====       =======        ====

Nominees of Election of Directors:

Steven J. Peskaitis              -              -       7,235,970       62.92
Mike Barnett                     -              -         448,700        3.90
Paris Karahalios                 -              -         730,000        6.35
James L. Rooney                  -              -            -            -
Thomas W. Rieck                  -              -            -            -
                           ----------         -----    ----------       -----
All Nominees for Election
 as a Group (5 Persons)          -              -       8,414,670       73.17
                           ==========         =====    ==========       =====
--------------------------------
(1) All shares are owned directly or indirectly, beneficially and of record and the shareholder has sole voting, investment and dispositive power.

(2) Gives effect to the 1-for-70 Reverse Split.

(3) Includes 10,000 shares of Common Stock beneficially held of record by Troika Capital Investment, of which Mr. Scharmann is the principal owner and shareholder and 50,000 shares beneficially held of record by Rachel Leslie, the spouse of Mr. Scharmann, and which Mr. Scharmann disclaims beneficial ownership.

            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

     The Company's Common Stock was recently registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in connection therewith, directors, officers, and beneficial owners of more than 10% of the Company's Common Stock are required to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership of the Company's Common Stock. The following table sets forth as of April 9, 1999, the name and position of each person that failed to file on a timely basis any reports required pursuant to Section 16 of the Exchange Act.
                                                    Report to
Name of Person              Position                be Filed
--------------              --------                ------------
     None                      N/A                      N/A

Shareholder Advances and Debt Conversion
----------------------------------------

     Mark A. Scharmann, an officer and director of the Company, has periodically advanced money to the Company during the years ended September 30, 1998 and 1997 and the six-month period ended December 31, 1998. Any outstanding advances made by Mr. Scharmann bear interest at a rate of 10% and have no maturity date. At September 30, 1997, the Company issued 23,024,015 shares of Common Stock, valued at approximately $0.002 per share, to Mark A. Scharmann, in exchange for the conversion of $46,048 of advances and accrued interest payable by the Company. On June 29, 1998, the Company issued an additional 17,785,406 shares of its Common Stock, valued at approximately $0.002 per share, to Mr. Scharmann, in exchange for the conversion of approximately $35,571 of advances and accrued interest payable by the Company. At December 31, 1998, the advances made by Mr. Scharmann totaled $11,921. Subsequent to September 30, 1998, the Company issued 12,893,580 shares of Common Stock to Mr. Scharmann in exchange for the conversion of all advances and accrued interest payable by the Company.

      The securities issued in the foregoing transactions were issued in reliance on the exemption from registration and the prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), set forth in section 3(b) and/or section 4(2) of the Securities Act and the regulations promulgated thereunder. The individual receiving the shares is an officer and director of the Registrant and is deemed to be an "accredited investor" as that term is defined under Rule 501 of the Regulation D of the Securities Act.

CMC Interim Loan Agreements
---------------------------

     CMC has entered into a loan agreement with Mark A. Scharmann, an officer, director and principal shareholder of the Company, in the principal sum of $100,000. CMC is applying all of the loan proceeds for general corporate purposes associated with its business operation. The loan is being made in anticipation of the acquisition by the Company, of all the issued and outstanding common stock of CMC pursuant to the Acquisition Agreement described more fully herein. The loan bears interest on the unpaid balance at 1% per month from the date of the note until paid in full. The entire amount loaned under the Note, including principal and interest is due and payable within 4 months from the date of the loan, or from the proceeds of an anticipated private placement offering following the completion of the reorganization contemplated under the Acquisition Agreement, or immediately in the event of default. As an inducement to Mr. Scharmann to make the loan, on completion of the reorganization contemplated under the Acquisition Agreement, Mr. Scharmann will be issued a common stock purchase warrant to purchase up to 100,000 shares of the common stock of the surviving entity, Lexon Technologies, Inc. ("Lexon") at an exercise price of $2.50 per share.

     CMC has entered into an identical loan agreement for the same amount and the same repayment terms with Steven J. Peskaitis, who expects to become a controlling principal of the Company following the Acquisition Agreement.

Other Relationships
-------------------

     Thomas W. Rieck, a partner in the law firm of Rieck and Crotty which has performed legal services for CMC, is a nominee for director of the Company in connection with the merger.

     Dennis Blomquist, the president of the Company, has been providing the Company with a location for its offices on a "rent-free" basis. Following approval of the Acquisition Proposal, the Company's executive offices will be moved to the executive offices of CMC.

     During the three month period ended March 31, 1999, the Board of Directors of CMC issued a stock bonus of 2,161 shares of CMC's common stock to an Steve Peskaitis, officer, director and principal shareholder of CMC and 641 shares of CMC's common stock to Mike Barnett, an office and employee of CMC. The aggregate value attributed to the issuance of the common stock was $280 based on the stated value of $0.10 per share for CMC's no par common stock.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Tanner + Co. has been the independent certified public accountant who has examined the Company's financial statements for the fiscal years ended September 30, 1998 and 1997.

     Hutton Nelson & McDonald, LLP has been the certified public accountant who has examined CMC's financial statements for the fiscal years ended December 31, 1998 and 1997.

     The Company's Board of Directors does not anticipate that a representative of Tanner + Co. or Hutton Nelson & McDonald, LLP will be present at the Meeting for purposes of making a statement or responding to questions.

                              SHAREHOLDER PROPOSALS

     No proposals have been submitted by shareholders of the Company for consideration at the Special Meeting. It is anticipated that the next annual meeting of shareholders will be held during March 2000. Shareholders may present proposals for inclusion in the Information Statement to be mailed in connection with the next annual meeting of shareholders of the Company, provided such proposals are received by the Company no later than 90 days prior to such meeting, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

                                 LEGAL MATTERS

Integrated GPS Technologies v. CMC
----------------------------------

     CMC is a defendant in a trademark infringement action which is pending in the United States District Court for the Southern District of Texas in Houston. The complaint alleges that CMC has committed trademark infringement and has engaged in a variety of acts of false advertising and unfair competition under both federal and Texas State law in connection with CMC's Precision Mapping (TM) software. The plaintiff, Integrated GPS Technologies ("IGT") is a located in Houston, Texas. IGT's product, marketed under the name GPS-Link, performs substantially different functions and is marketed to a substantially different consuming public. CMC's management believes it to be unlikely that CMC could be found likely to infringe IGT's alleged trademark. A trial date has been set for August 3, 1999. Because the cause of action is a federal trademark infringement action no specific amount of damages has been sought. The parties are engaged in settlement talks and CMC hopes to resolve this matter out of court in the immediate future. The settlement is being negotiated between IGT and CMC's attorney (Hunt and Associates) and insurance carrier (Hanover Insurance). CMC's management anticipates that the settlement will not impose any financial or court obligations on CMC.

                                 OTHER MATTERS

     Management does not know of any business other than referred to in the Notice which may be considered at the meeting. If any other matters should properly come before the Special Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

                                         REXFORD, INC.
                                         By order of the Board of Directors


                                         /S/ Dennis Blomquist, President


Salt Lake City, Utah
June __, 1999

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                                 Balance Sheet

                                                                March 31, 1999
                                                                   (Unaudited)
------------------------------------------------------------------------------

                 ASSETS

  Cash                                              $       229
                                                    -----------
    TOTAL ASSETS                                    $       229
                                                    -----------


------------------------------------------------------------------------------

               LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued liabilities          $    10,580
  Related party payable                                   2,222
                                                    -----------

    TOTAL CURRENT LIABILITIES                            12,802
                                                    -----------

STOCKHOLDERS' DEFICIT
 Common stock - par value $.001 per share.
  Authorized - 1,000,000 shares; issued
  and outstanding 70,000,000 shares                      70,000
 Additional paid-in capital                             143,717
 Deficit accumulated during the development stage      (226,290)
                                                    -----------

    TOTAL STOCKHOLDERS' DEFICIT                         (12,573)
                                                    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT   $       229
                                                    -----------




See accompanying notes to financial statements

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                       Statement of Operations
                                                                   (Unaudited)
------------------------------------------------------------------------------


                                          Three Months Ended       Six Months Ended
                                              March 31,                March 31,          Cumulative
                                           1999        1998        1999         1998       Amounts
                                        ----------  ----------  ----------   ----------   ---------
Revenue - Interest                      $     -     $     -     $     -      $     -      $  10,000

Expenses:
General and administrative expenses         20,928      11,990      27,533       20,392     132,115
                                        ----------  ----------  ----------   ----------   ---------
    Loss from operations                   (20,928)    (11,990)    (27,533)     (20,392)   (122,115)

Gain on divestiture of discontinued
 operations, net tax                          -           -           -            -         90,231
                                        ----------  ----------  ----------   ----------   ---------
    Net loss before income taxes           (20,928)    (11,990)    (27,533)     (20,392)    (31,884)

Income tax expense                            -           -           -            -           -
                                        ----------  ----------  ----------   ----------   ---------
    Net loss                            $  (20,928) $  (11,990) $  (27,533)  $  (20,392)  $ (31,884)
                                        ==========  ==========  ==========   ==========   =========

   Loss per share                       $     (.00) $     (.00) $     (.00)        (.00)       (.00)
                                        ==========  ==========  ==========   ==========   =========
Weighted average number of shares
outstanding                             63,553,000  39,321,000  61,404,000   39,321,000   29,395,000
                                        ==========  ==========  ==========   ==========   =========



See accompanying notes to financial statements

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                       Statement of Cash Flows
                                                                   (Unaudited)
------------------------------------------------------------------------------



                                           Six Months Ended
                                               March 31,        Cumulative
                                           1999        1998       Amounts
                                        ----------  ----------  ----------
Cash flows from operating activities:
  Net loss                              $  (27,533) $  (20,392) $  (31,884)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
    Interest recognized on related
     party payable                             141        -            141
    Gain on disposal of discontinued
     segment                                  -           -        (90,231)
    Increase in:
     Cash overdraft                           -           -            -
     Accounts payable and accrued
      liabilities                            8,830         245      19,886
                                        ----------   ---------   ---------
        Net cash used in
        operating activities               (18,562)    (20,147)   (102,088)
                                        ----------   ---------   ---------

Cash flows from investing activities:         -           -           -


Cash flows from financing activities:
  Proceeds from the issuance of stock         -            -         13,750
  Change in related party payables          18,565       19,713      88,567
                                        ----------   ----------  ----------
    Net cash provided by
    financing activities                    18,565       19,713    102,317
                                        ----------   ---------- ----------

    Net decrease in cash                         3         (434)       229

Cash, beginning of period                      226          540       -
                                        ----------   ---------- ----------
Cash, end of period                     $      229   $      106 $      229
                                        ==========   ========== ==========



See accompanying notes to financial statements

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                 Notes to Financial Statements

------------------------------------------------------------------------------


(1) The unaudited financial statements include the accounts of Rexford, Inc. and include all adjustments (consisting of normal recurring items) which are, in the opinion of management, necessary to present fairly the financial position as of March 31, 1999 and the results of operations and changes in financial position for the three months and six months ended March 31, 1999 and 1998, and cumulative amounts since inception. The results of operations for the six months ended March 31, 1999 are not necessarily indicative of the results to be expected for the entire year.

(2) Loss per common share is based on the weighted average number of shares outstanding during the period.

(3) During the six months ended March 31, 1999, the Company issued common stock in exchange for a related party payable of $25,790.

Independent Auditors' Report

To the Board of Directors and Stockholders of Rexford, Inc.

We have audited the accompanying balance sheet of Rexford, Inc. (a development stage company) as of September 30, 1998 and 1997, and the related statements of operations, stockholders' deficit and cash flows for the years then ended and the cumulative amounts since October 1, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rexford, Inc., as of September 30, 1998 and 1997, and the results of its operations and cash flows for the years then ended and the cumulative amounts since October 1, 1992, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1, the Company's history of operating losses and stockholders' deficit raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to this matter are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/S/Tanner + Co.
December 19, 1998
Salt Lake City, UT

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                                 Balance Sheet

                                                                  September 30
------------------------------------------------------------------------------

                     Assets                            1998        1997
                     ------                        ----------   ----------

Current assets - Cash                              $      226   $      540
                                                   ----------   ----------
                                                   $      226   $      540
                                                   ==========   ==========

      Liabilities and Stockholders' Deficit
      -------------------------------------

Current liabilities:
     Accounts payable                              $    1,750   $      590
     Payable to related party                           9,306         -
                                                   ----------   ----------
          Total current liabilities                    11,056          590
                                                   ----------   ----------
Commitments and contingencies                            -            -

Stockholders' deficit:
     Common stock $.001 par value. Authorized
      100,000,000 shares; issued and outstanding
      57,106,420 and 39,321,015 shares,
      respectively                                     57,106       39,321
     Additional paid-in capital                       130,821      113,036
     Accumulated deficit                             (198,757)    (152,407)
                                                   ----------   ----------
          Total stockholders' deficit                 (10,830)         (50)
                                                   ----------   ----------
                                                   $      226   $      540
                                                   ==========   ==========

See accompanying notes to financial statements

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                       Statement of Operations

                                        Years Ended September 30,1998 and 1997
                                  and Cumulative Amounts Since October 1, 1992
                                   (Date of Commencement of Development Stage)
------------------------------------------------------------------------------

                                                                Cumulative
                                           1998        1997       Amounts
                                        ----------  ----------  ----------
Revenue                                 $     -     $     -     $   10,000

General and administrative expenses         46,350      42,795     104,582
                                        ----------  ----------  ----------
    Net loss from operations               (46,350)    (42,795)    (94,582)

Gain on divestiture of discontinued
 operations, net on tax                       -           -         90,231
                                        ----------  ----------  ----------
    Net loss before provision
     for income taxes                      (46,350)    (42,795)     (4,351)

Provision for income taxes                    -           -           -
                                        ----------  ----------  ----------
    Net loss                            $  (46,350) $  (42,795) $   (4,351)
                                        ==========  ==========  ==========

    Net loss per common
     share                              $     (.00) $     (.01) $     (.00)
                                        ==========  ==========  ==========
Weighted average number of shares
outstanding                             43,767,000  16,360,000  20,209,000
                                        ==========  ==========  ==========



See accompanying notes to financial statements

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                            Statement of Stockholders' Deficit

                                                For the Period October 1, 1992
                                   (Date of Commencement of Development Stage)
                                                    Through September 30, 1998
------------------------------------------------------------------------------

                                         Additional
                       Common Stock       Paid-in     Accumulated
                    Shares      Amount    Capital       Deficit       Total
                  ----------  ----------  ----------  -----------  ----------
Balance at
 October 1, 1992  12,297,000  $   12,297  $   85,734  $  (194,406) $  (96,375)

October 1992,
 Divestiture of
 CCDCI            (6,000,000)     (6,000)     (4,000)        -        (10,000)

October 1992,
 issuance of
 8,000,000 shares
 for cash          8,000,000       8,000       5,750         -         13,750

Net income              -           -           -          89,617      89,617
                  ----------  ----------  ----------  -----------  ----------
Balance at
 September 30,
 1993             14,297,000  $   14,297  $   87,484  $  (104,789) $   (3,008)

Conversion of
 Debt to common
 stock             2,000,000       2,000       2,528         -          4,528

Net loss                -           -           -          (4,073)     (4,073)
                  ----------  ----------  ----------  -----------  ----------
Balance at
 September 30,
 1994             16,297,000  $   16,297  $   90,012  $  (108,862) $   (2,553)

Net loss                -           -           -          (3,497)     (3,497)
                  ----------  ----------  ----------  -----------  ----------
Balance at
 September 30,
 1995             16,297,000  $   16,297  $   90,012  $  (112,359) $   (6,050)

Net income              -           -           -           2,747       2,747
                  ----------  ----------  ----------  -----------  ----------
Balance at
 September 30,
 1996             16,297,000  $   16,297  $   90,012  $  (109,612) $   (3,303)

Conversion of
 debt to common
 stock            23,024,015      23,024      23,024         -         46,048

Net loss                -           -           -         (42,795)    (42,795)
                  ----------  ----------  ----------  -----------  ----------

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                            Statement of Stockholders' Deficit
                                                                     Continued

                                                For the Period October 1, 1992
                                   (Date of Commencement of Development Stage)
                                                    Through September 30, 1998
------------------------------------------------------------------------------

                                         Additional
                       Common Stock       Paid-in     Accumulated
                    Shares      Amount    Capital     Deficit         Total
                  ----------  ----------  ----------  -----------  ----------
Balance at
 September 30,
 1997             39,321,015  $   39,321  $  113,036  $  (152,407) $      (50)

Conversion of
 debt to
 common stock    $17,785,405  $   17,785  $   17,785  $      -     $   35,570

Net loss                -           -           -         (46,350)    (46,350)
                  ----------  ----------  ----------  -----------  ----------
Balance at
 September
 30, 1998        $57,106,420  $   57,106  $  130,821  $  (198,757) $  (10,830)
                  ==========  ==========  ==========  ===========  ==========

See accompanying notes to the financial statements.

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                       Statement of Cash Flows

                                       Years Ended September 30, 1998 and 1997
                                 and Cumulative Amounts Since October 1, 1992,
                                   (Date of Commencement of Development Stage)
------------------------------------------------------------------------------

                                                               Cumulative
                                           1998        1997      Amounts
                                        ----------  ----------  ----------
Cash flows from operating activities:
  Net loss                              $  (46,350) $  (42,795) $   (4,351)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
    Gain on disposal of discontinued
     segment                                               -        (90,231)
    Increase (decrease) in:
     Cash overdraft                           -           (282)
     Accounts payable                       10,466        (306)      11,056
                                        ----------   ----------  ----------
     Net cash used in
     operating activities                  (35,884)     (43,383)    (83,526)
                                        ----------   ----------  ----------
Cash flows from investing activities:         -            -          -
                                        ----------   ----------  ----------

Cash flows from financing activities:
  Increase in payable to related
   parties                                    -         42,348      70,002
  Decrease increase in receivable
   from related party                         -          1,575
  Issuance of common stock                  35,570         -        13,750
                                        ----------   ---------- ----------
    Net cash used in
     financing activities                   35,570       43,923     83,752
                                        ----------   ---------- ----------
    Net increase decrease in cash             (314)         540        226

Cash, beginning of period                      540         -           540
                                        ----------   ---------- ----------
Cash, end of period                     $      226   $      540 $      226
                                        ==========   ========== ==========



See accompanying notes to financial statements

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                 Notes to Financial Statements

                                                   September 30, 1998 and 1997
------------------------------------------------------------------------------
1.  Summary of Business and Significant Accounting Policies

Organization (B)
---------------
The Company was organized under the laws of the state of Utah on February 14, 1983 under the name of Chelsea Energy Corporation. The Company was initially formed to provide professional consulting services to local government units.

The Company subsequently changed its business direction when, in May 1989, the Company acquired California Cola Distributing Company Incorporated (CCDCI), a privately held California corporation. The Company issued 7,950,000 shares of its common stock to the former shareholders of California Cola Distributing Company Incorporated in connection with the acquisition and 300,000 shares of common stock for services rendered in connection with the acquisition. The Company's sole business was the operation of its subsidiary, California Cola Distributing Company Incorporated, a California Corporation. In connection with the acquisition, the Company changed its domicile to the state of Delaware from the state of Utah and changed its name from Chelsea Energy Corporation to California Cola Distributing Company, Inc.

Effective October 1, 1992, the Company divested its interest in CCDCI an changed its name to Rexford, Inc. (the Company).

Development Stage Company
-------------------------
Effective October 1, 1992, the Company is considered a development stage company as defined in SFAS No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Going Concern
-------------
The Company has incurred significant operating losses from its inception through September 30, 1998 and continuation of the Company as a going concern and payment of its liabilities are dependent upon the Company's ability to attain profitable operations and additional working capital. Management's plans with respect to this uncertainty include obtaining debt or equity funding to finance the Company's operations. However, there can be no assurance that the Company will be successful in doing so. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Cash and Cash Equivalents
-------------------------
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                 Notes to Financial Statements
                                                                     Continued

1.  Summary of Business and Significant Accounting Policies (Continued)

Loss Per Share
--------------
Loss per share of common stock is computed based on the weighted average number of shares of common stock outstanding during the period.

Use of Estimates
----------------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and the expenses during the reporting period. Actual results could differ from those estimates.

2.  Related Party Transactions

The Company's payable to related party consists of advances from certain shareholders of the Company. The advances bear interest at 10% and are expected to be satisfied within the current period.

3.  Income Taxes

The benefit for income taxes is different than amounts which would be provided by applying the statutory federal income tax rate to loss before provision for income taxes for the following reasons:

                                                   Year Ended
                                                  September 30,
                                                                 Cumulative
                                          1998         1997       Amounts
                                       ----------   ----------   ----------
     Income tax benefit at
      statutory rate                   $   15,000   $   15,000   $    1,000
     Change in valuation allowance        (15,000)     (15,000)      (1,000)
                                       ----------   ----------   ----------
                                       $     -      $     -      $     -
                                       ==========   ==========   ==========

Deferred tax assets at September 30, 1998 and 1997 are comprised of the following:
                                                  September 30,
                                                1998         1997
                                             ----------   ----------
     Operating loss carryforwards            $   67,000   $   52,000
     Valuation allowance                        (67,000)     (52,000)
                                             ----------   ----------
                                             $     -      $     -
                                             ==========   ==========

                                                                 Rexford, Inc.
                                                 (A Development Stage Company)
                                                 Notes to Financial Statements
                                                                     Continued

At September 30, 1998, the Company had net operating loss carryforwards of approximately $198,000 available to offset future taxable income which begin to expire in 2004. The amount of loss which may be used each year is limited based on several factors which include changes in Company ownership, the fair value of the Company and the federal discount rate.

No deferred tax assets have been provided for the tax benefit of loss carryforwards due to uncertainty concerning their ultimate realization.

4.  Supplemental  Disclosure of Cash Flow Information

During the year ended September 30, 1998 and 1997, the Company converted $35,570 and $46,048 of advances and interest payable to an officer/shareholder of the Company for 17,785,405 shares and 23,024,015 shares of common stock, respectively.

During the year ended September 30, 1994, the Company converted $4,528 of notes payable to officers of the Company for 2,000,000 shares of common stock.

No amounts were paid for interest and income taxes during the period ended September 30, 1998 and 1997 and since October 1, 1992.

5.  Fair Value of Financial Instruments

None of the Company's financial instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at September 30, 1998, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amount that the Company could realize in a current market exchange.

                              CHICAGO MAP CORPORATION

                                   BALANCE SHEET

                                  MARCH 31, 1999

                                       ASSETS

Current assets
 Cash                                                  $     64,093
 Accounts receivable                                         68,318
 Inventories                                                  5,108
 Deferred tax assets                                         39,571
                                                       ------------

  Total current assets                                      177,090
                                                       ------------
Property and equipment
 Leasehold improvements                                       5,190
 Furniture and equipment                                    123,472
                                                       ------------
                                                            128,662
 Accumulated depreciation                                    81,129
                                                       ------------

                                                             47,533
                                                       ------------

Other assets
 Computer software costs                                     48,446
 Intangible assets                                           49,802
 Deposit                                                      5,000
                                                       ------------

                                                            103,248
                                                       ------------

                                                       $    327,871
                                                       ============

The accompanying note is an integral part of these financial statements.

                              CHICAGO MAP CORPORATION

                                   BALANCE SHEET
                                    (Continued)

                                  MARCH 31, 1999

                        LIABILITIES AND STOCKHOLDERS' EQUITY



Current liabilities
 Accounts payable                                      $     38,796
 Accrued liabilities
  Payroll taxes                                              17,797
  Distributions to stockholders                             209,774
                                                       ------------

   Total current liabilities                                266,367
                                                       ------------

Long-term debt
 Note payable                                               100,000
                                                       ------------


Stockholders' equity (deficit)
 Common stock                                                 1,500
 Retained earnings (deficit)                                (39,996)
                                                       ------------

                                                            (38,496)
                                                       ------------

                                                       $    327,871
                                                       ============

The accompanying note is an integral part of these financial statements.

                              CHICAGO MAP CORPORATION

                              STATEMENT OF INCOME (LOSS)

                         THREE MONTHS ENDED MARCH 31, 1999

Sales                                                  $    186,780
Cost of sales                                                95,492
                                                       ------------

Gross profit                                                 91,288
Administrative expense                                      208,631
                                                       ------------

Loss before income tax benefit                             (117,343)
Income tax benefit                                           39,571
                                                       ------------

Net loss                                               $    (77,772)
                                                       ============


The accompanying note is an integral part of these financial statements.

                              CHICAGO MAP CORPORATION

               STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                         THREE MONTHS ENDED MARCH 31, 1999

                                         Common Stock             Retained
                                  ---------------------------     Earnings
                                     Shares         Amount        (Deficit)
                                  ------------   ------------   ------------

Balance, January 1, 1999                10,000   $      1,000   $    250,225

Net loss                                                             (77,772)
Issuance of common stock                 5,000            500
Distributions to stockholders
 Cash                                                                 (2,675)
 Accrued                                                            (209,774)
                                  ------------   ------------   ------------

Balance, March 31, 1999                 15,000   $      1,500   $    (39,996)
                                  ============   ============   ============


The accompanying note is an integral part of these financial statements

                           CHICAGO MAP CORPORATION

                           STATEMENT OF CASH FLOWS

                      THREE MONTHS ENDED MARCH 31, 1999

Cash flows from operating activities:
 Cash received from customers                          $    216,637
 Cash paid to suppliers and employees                      (249,775)
                                                       ------------

  Net cash used in operating activities                     (33,138)
                                                       ------------

Cash flows from investing activities:
 Capital expenditures                                       (16,900)
 Acquisition of intangible assets                           (50,220)
 Payment of deposit                                          (5,000)
                                                       ------------

  Net cash used in investing activities                     (72,120)
                                                       ------------

Cash flows from financing activities:
 Proceeds from issuance of long-term debt                   100,000
 Issuance of common stock                                       500
 Cash distributions paid to stockholders                     (2,675)
                                                       ------------

  Net cash provided by financing activities                  97,825
                                                       ------------

Net decrease in cash                                         (7,433)
Cash at beginning of period                                  71,526
                                                       ------------

Cash at end of period                                  $     64,093
                                                       ============

The accompanying note is an integral part of these financial statements.

                           CHICAGO MAP CORPORATION

                           STATEMENT OF CASH FLOWS
                                 (Continued)

                      THREE MONTHS ENDED MARCH 31, 1999

Reconciliation of net loss to net cash used in operating activities:

Net loss                                               $    (77,772)
                                                       ------------

Adjustments to reconcile net loss to net cash used in
  operating activities
 Depreciation                                                 1,504
 Amortization                                                 6,817
 Change in assets (increase) decrease:
  Accounts receivable                                        29,857
  Inventories                                                 2,905
  Deferred tax assets                                       (39,571)
 Change in liabilities increase:
  Accounts payable                                           33,056
  Accrued liabilities                                        10,066
                                                       ------------

   Total adjustments                                         44,634
                                                       ------------

Net cash used in operating activities                  $    (33,138)
                                                       ============


The accompanying note is an integral part of these financial statements.

                          CHICAGO MAP CORPORATION
                        NOTE TO FINANCIAL STATEMENTS
                              MARCH 31, 1999

ACQUISITION

     On March 12, 1999, the Company acquired certain assets of TRIUS, Inc. for $62,300 in cash and 2,198 shares of common stock of Chicago Map Corporation. The value attributed to the issuance of the common stock was $220 based on the stated value of $0.10 per share for the company's no par common stock. The principal business of TRIUS, Inc. is the development of computer software technologies.

STOCK BONUS

     During the three month period ended March 31, 1999, the Board of Directors approved a stock bonus of 2,802 shares to an officer and an employee of the company. The value attributed to the issuance of the common stock was $280 based on the stated value of $0.10 per share for the Company's no par common stock.

Hutton Nelson & McDonald LLP
Certified Public Accountants
1815 South Meyers Road Suite 550
Oakbrook Terrace, Illinois 60181-5230
630/495-5400   FAX 630/495-0561


                       INDEPENDENT AUDITORS' REPORT

The Board of Directors
Chicago Map Corporation

     We have audited the accompanying balance sheets of Chicago Map Corporation as of December 31, 1998 and 1997, and the related statements of income (loss), changes in shareholders' equity, and cash flows for each of the three years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chicago Map Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years ended December 31, 1998, in conformity with generally accepted accounting principles.

/S/Hutton, Nelson & McDonald LLP

Oakbrook Terrace, Illinois
March 17, 1999

                        CHICAGO MAP CORPORATION
                            BALANCE SHEETS

                                 ASSETS

                                                        December 31,
                                                       1998      1997
                                                     -------   -------

Current assets
   Cash                                             $ 71,526 $ 76,091
   Accounts receivable, less allowance for
     doubtful accounts of $25,000 and $100,000        98,175   89,501
   Inventories                                         8,013   19,287
   Prepaid expenses                                     -       3,800
                                                      ------   ------

        Total current assets                         177,714  188,679
                                                     =======  =======

Property and equipment
   Leasehold improvements                              3,971   16,072
   Furniture and equipment                           107,791  102,604
                                                     -------  -------

   Accumulated depreciation                           32,137   51,705
                                                      ------   ------

Other asset
   Computer software costs, net of accumulated
     amortization of $16,343 in 1998                  54,845   22,030
                                                      ------   ------

                                                    $264,696 $262,414
                                                     =======  =======







The accompanying notes are an integral part of these financial statements.

                        CHICAGO MAP CORPORATION
                            BALANCE SHEETS
                              (continued)

                  LIABILITIES AND SHAREHOLDERS' EQUITY

                                                        December 31,
                                                       1998      1997
                                                     -------   -------

Current liabilities
   Accounts payable                                 $  5,740  $  2,123
   Accrued liabilities
     Payroll taxes                                     7,731    11,500
     Income taxes                                       -          927
                                                       -----    ------

        Total current liabilities                     13,471    14,550
                                                      ------    ------

Shareholders' equity
   Common stock, no par value; authorized
     100,000 shares; issued and outstanding
     10,000 shares                                     1,000     1,000
   Retained earnings                                 250,225   246,864
                                                     -------   -------

                                                     251,225   247,864
                                                     -------   -------

                                                    $264,696  $262,414
                                                     =======   =======












The accompanying notes are an integral part of these financial statements.

                            CHICAGO MAP CORPORATION
                           STATEMENTS OF INCOME (LOSS)


                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------

Sales                                      $1,175,295  $1,934,433  $1,597,616
Cost of sales                                 333,357     890,586     759,662
                                            ---------   ---------   ---------

Gross profit                                  841,938   1,043,847     837,954
Administrative expense                        765,202   1,081,036     708,002
                                              -------   ---------     -------

Income (loss) from operations                  76,736     (37,189)    129,952
Other expense
   Interest Expense                              -           -           (138)
   Loss on disposition of assets              (13,100)       -           -
                                               ------      ------     -------

Income (loss) before income taxes              63,636     (37,189)    129,814
Income taxes                                     -            927       1,728
                                               ------      ------     -------

Net income (loss)                            $ 63,636   $ (38,116)  $ 128,086
                                               ======      ======     =======

Average common shares outstanding              10,000      10,000      10,000
                                               ======      ======      ======

Earnings (loss) per common share               $ 6.36      $(3.81)     $12.81
                                               ======      ======      ======














The accompanying notes are an integral part of these financial statements.

                             CHICAGO MAP CORPORATION
                   STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                     Common Stock            Retained
                                    Shares   Amount          Earnings
                                    ------   ------          --------

Balance, January 1, 1996            10,000   $1,000          $287,949
   Net income                                                 128,086
   Cash distributions                                         (68,635)
                                    ------    -----           -------

Balance, December 31, 1996          10,000   $1,000           347,400
   Net income                                                 (38,116)
   Cash distributions                                         (62,420)
                                    ------    -----           -------

Balance, December 31, 1997          10,000   $1,000           246,864
   Net income                                                  63,636
   Cash distributions                                         (60,275)
                                    ------    -----           -------

Balance, December 31, 1998          10,000   $1,000          $250,225
                                    ======    =====           =======















The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                           STATEMENTS OF CASH FLOWS

                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------
Cash flows from operating activities:
   Cash received from customers            $1,141,761  $1,775,213  $1,748,237
   Cash paid to suppliers and employees    (1,028,544) (1,859,751) (1,389,739)
   Interest paid                                 -           -           (138)
   Income taxes paid                             (927)     (1,728)     (2,613)
                                            ---------   ---------   ---------

        Net cash provided by (used in)
          operating activities                112,290     (86,266)    355,747
                                              -------      ------     -------

Cash flows from investing activities:
   Proceeds from sale of equipment                425        -           -
   Capital expenditures                        (7,847)    (17,880)    (47,958)
   Payment of computer software costs         (49,158)    (22,030)       -
                                               ------      ------      ------

        Net cash used in investing
          activities                          (56,580)    (39,910)    (47,958)
                                               ------      ------      ------

Cash flows from financing activities:
   Payments on loan from shareholder             -           -         (6,827)
   Cash distributions paid to shareholders    (60,275)    (62,420)    (68,635)
                                               ------      ------      ------

        Net cash used in financing
          activities                          (60,275)    (62,420)    (75,462)
                                               ------      ------      ------

Net increase (decrease) in cash                (4,565)   (188,596)    232,327
Cash at beginning of year                      76,091     264,687      32,360
                                               ------     -------     -------

Cash at end of year                          $ 71,526    $ 76,091    $264,687
                                               ======      ======     =======







The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                           STATEMENTS OF CASH FLOWS
                                 (continued)


                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------

Reconciliation of net income (loss)
  to net cash provided by (used in)
  operating activities:

Net income (loss)                            $ 63,636   $(38,116)   $ 128,086
                                               ------     ------      -------

Adjustment to reconcile net income (loss)
  to net cash provided by (used in)
  operating activities:
   Depreciation                                13,890     13,222        5,893
   Amortization of computer software costs     16,343       -            -
   Amortization of organization costs            -            17           25
   Loss on disposition of assets               13,100       -            -
   Change in assets (increase) decrease:
     Accounts receivable                       (8,674)   (36,550)     281,423
     Inventories                               11,274     12,812       (7,638)
     Prepaid expenses                           3,800       -          (3,800)
   Changes in liabilities increase
    (decrease):
     Accounts payable                           3,617    (38,732)     (52,006)
     Accrued liabilities                       (4,696)     1,081        3,764
                                               ------     ------       ------

        Total adjustments                      48,654    (48,150)     227,661
                                               ------     ------      -------

Net cash provided by (used in)
  operating activities                       $112,290   $(86,266)    $355,747
                                              =======     ======      =======










The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                         NOTES TO FINANCIAL STATEMENTS

NATURE OF OPERATIONS

     The Company creates technologies and software tools which provide for the design and development of mapping and geographic products sold to customers located throughout the world.

SUMMARY OF ACCOUNTING POLICIES

     Revenue Recognition - The Company records sales and related profits as product is shipped and services are rendered. Revenue from licensing of software is based on sales of copies of software products in accordance with distribution agreements with licensed developers and recognized as licensing fees accrue. Costs for post-contract customer support, upgrades and enhancements are not prepaid by licensed developers. Accordingly, no licensing arrangements required deferral of revenue during 1998, 1997, and 1996.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Inventories - Inventories are priced at the lower of cost, determined by the first-in, first-out method, or market.

     Property and Equipment - Property and equipment are recorded at cost. Expenditures for renewals and betterments which extend the life of such assets are capitalized. Maintenance and repairs are charged to expense as incurred. Differences between amounts received and net carrying value of assets retired or disposed of are charged or credited to income.

     Depreciation - Depreciation is charged to income using straight-line and accelerated methods based on the estimated useful lives of the assets.

     Computer Software Costs - Costs related to the purchase and development of computer software are capitalized from the time technological feasibility is established until the software is available for sale. Capitalized costs are amortized on a straight-line basis over twenty-four months, the estimated economic life of the software. Amortization expense charged to income was $16,343 in 1998. No amortization was charged to income in 1997 and 1996. Unamortized computer software costs determined to be in excess of the net realizable value of the software are expensed immediately.

     Income Taxes - The Company has elected S corporation status for income tax purposes. Under this election, the Company is not liable for federal income taxes, but is liable for certain state income and replacement taxes. Federal taxable income and tax credits flow through to the shareholders to be reported on their individual income tax returns.

     Earnings Per Common Share - Earnings (loss) per common share are computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year.

CASH

     During 1998 and 1997, the Company maintained an operating account with a bank which at times exceeded the federally insured limit of $100,000. The bank has a strong credit rating and management considers any risk to be minimal.

                           CHICAGO MAP CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                (continued)

DEPRECIATION

     Depreciation was charged to income, based on the estimated useful lives of the assets, in the following amounts:

                              1998     1997     1996     Estimated Life-Years
                              ----     ----     ----     --------------------

Leasehold improvements     $   260  $   428  $   194        31-39
Furniture and equipment     13,630   12,794    5,699         5-7
                            ------   ------    -----

                           $13,890  $13,222  $ 5,893
                            ======   ======    =====

TRANSACTION WITH RELATED PARTY

     The Company leases office facilities on a month-to-month basis from a shareholder at a monthly rental of $3,000. Rent expense charged to income amounted to $36,000 in 1998, 1997 and 1996.

SUBSEQUENT EVENTS

     On January 4, 1999, the Board of Directors declared a $240,000 cash distribution to the shareholders provided such amount does not exceed the Company's Accumulated Adjustment Account which is part of retained earnings as shown on the Balance Sheets.

     On March 12, 1999, the Company acquired certain assets of TRIUS, Inc. for $62,300 in cash and 2,198 shares of common stock of Chicago Map Corporation. The principal business of TRIUS, Inc. is the development of computer software technologies. In connection therewith, the Board of Directors approved a stock bonus of 2,802 shares to be issued to an officer and an employee of the Company.

                   AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization is entered into this 25th day of March 1999, by and between Rexford, Inc., a Delaware corporation ("Acquiror"); Chicago Map Corporation, an Illinois corporation ("Acquiree"); and the persons listed in Exhibit "A" attached hereto and by this reference made a part hereof, representing all of the stockholders of Acquiree ( "Stockholders").

                                  RECITALS

     Stockholders own all of the issued and outstanding capital stock of Acquiree. Acquiror desires to acquire all of the issued and outstanding shares of capital stock of Acquiree, making Acquiree a wholly-owned subsidiary of Acquiror, and Stockholders desire to make a tax-free exchange of their shares in Acquiree solely for shares of Acquiror's common stock, $0.001 par value, as described herein.

     NOW, THEREFORE, for the mutual consideration set out herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                 AGREEMENT

     1. Plan of Reorganization. Stockholders of Acquiree are the owners of all of the issued and outstanding shares of capital stock of Acquiree. It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of Acquiree shall be acquired by Acquiror in exchange solely for Acquiror's voting common stock. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under
Section 368 (a) (1) (B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

     2. Exchange of Shares. Acquiror and Stockholders agree that all of the issued and outstanding shares of capital stock of Acquiree will consist, at the Closing Date, of 15,000 shares of common stock, will be exchanged with Acquiror for 10,500,000 shares of restricted common stock of Acquiror. As an integral part of the stock-for-stock exchange agreed to herein, Acquiror shall effect a 1 for 70 reverse split of its issued and outstanding shares of common stock. The 10,500,000 shares of Acquiror's common stock to be issued to Stockholders pursuant to this Agreement shall be issued subsequent to the date on which such 1 for 70 reverse split is effected and shall represent at least 68.8% of all issued and outstanding shares of Acquiror's common stock immediately following such split (and after giving effect to the private placement of a maximum of 1,709,231 shares of the Acquiror's common stock). The Acquiror shares will, on the Closing Date, as hereafter defined, be delivered to the Stockholders in exchange for their shares in Acquiree. Stockholders represent and warrant that they will hold such shares of common stock of Acquiror for investment purposes and not for further public distribution and agree that the shares shall be appropriately restricted.

     3.     Delivery of Shares.   On or before the Closing Date, Stockholders
will deliver certificates representing all of the issued and outstanding shares of Acquiree, duly endorsed so as to make Acquiror the sole holder thereof, free and clear of all claims and encumbrances. Such shares of Acquiree will be appropriately restricted as to transfer. On such Closing Date, delivery of the Acquiror shares, which will be appropriately restricted as to transfer, will be made to the Stockholders as set forth herein. The transaction contemplated herein shall not close unless all of the issued and outstanding shares of Acquiree are delivered at Closing and the owners thereof execute this Agreement. A list of shares of Acquiree, the owner thereof and shares of Acquiror to be received by each Stockholder is attached hereto as Exhibit "A". Each Stockholder shall sign Exhibit "B", attached hereto and by this reference made a part hereof, evidencing his or her intent to be a party to this Agreement and bound hereby.

     4.     Termination.

          A. This Agreement may be terminated by action of the Board of Directors of Acquiror, or by the Stockholders of Acquiree at any time prior to the Closing Date if:

               (1) There shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

               (2) The Closing shall not have occurred prior to March 31, 1999, or such later date as shall have been approved by parties hereto, other than for reasons set forth in paragraph B or C below.

          In the event of termination pursuant to this Section 4 (A) , no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by them in connection with the negotiation, drafting, and execution of this Agreement and the consummation of the transactions herein contemplated.

          B. This Agreement may be terminated at any time prior to the Closing Date by action of Acquiror if:

               (1) Acquiree or the Stockholders shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiree or the Stockholders contained herein shall be inaccurate in any material respect; or

               (2) There shall have been any material change after December 31, 1998, in the assets, properties, business, or financial condition of Acquiree taken as a whole which could have a materially adverse effect on the value of the business of Acquiree except any changes disclosed in any exhibits or schedules attached hereto.

     In the event this Agreement is terminated pursuant to this Section 4 (B), this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Acquiree shall bear its own costs as well as the legal, accounting, printing, and other costs incurred by Acquiror in connection with the negotiation, preparation, and execution of this

Agreement and the transactions herein contemplated.

          C. This Agreement may be terminated at any time prior to the Closing Date by action of the Board of Directors of Acquiree or by the Stockholders of Acquiree if:

               (1) Acquiror shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiror contained herein shall be inaccurate in any material respect; or

               (2) There shall have been any material adverse change after December 31, 1998, in the assets, properties, business, or financial condition of Acquiror as a whole which could have a materially adverse effect on the value of the business of Acquiror taken as a whole except any changes disclosed in any exhibit or schedule attached hereto.

     In the event this Agreement is terminated pursuant to this Section 4 (C), this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Acquiror shall bear its own costs as well as the legal, accounting, printing, and other costs incurred by Acquiree and the Stockholders in connection with negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

     5.     Representations  and Warranties of Stockholders and Acquiree.

          A. The Stockholders and Acquiree hereby represent and warrant that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

               (1) Stockholders of Acquiree. The Stockholders are the owners of all of the issued and outstanding shares of the capital stock of Acquiree; such shares are free from claims, liens, or other encumbrances; and Stockholders have the unqualified right to sell, transfer, and dispose of such shares subject to the laws of bankruptcy, insolvency, and general creditors' rights. Each Stockholder represents and warrants, that in regards to his or her shares of Acquiree, such Stockholder has the full right and authority to execute this Agreement and to transfer his or her shares of Acquiree to Acquiror.

               (2)     Restricted  Shares  to  be  Issued.     The
Stockholders understand and are aware that the issuance of Acquiror's shares hereunder is being made without registration under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and that the shares so issued may not be sold or transferred without registration under the Act and under applicable state, securities laws, or unless an exemption from such registration is available. The Stockholders understand that the investment in the shares of Acquiror is speculative and may remain so for an indefinite period and acknowledge that the Stockholders are able to bear the economic risk of their investment in the shares of Acquiror. All certificates evidencing Acquiror's common stock to be issued to Stockholders shall bear appropriate restrictive legends.

          B. The Principal Stockholders of Acquiree (defined for purposes of this Agreement as owners of 2% or more of Acquiree Shares) and Acquiree hereby represent and warrant that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

               (1) Corporate Authority. Acquiree has the full corporate power and authority to enter into this Agreement and (subject to any requisite approval by the holders of Acquiree common shares) to carry out the transactions contemplated by this Agreement. The Board of Directors of Acquiree has duly authorized the execution, delivery, and performance of this Agreement.

                  (2)     Financial Statements.

                         (a) The audited balance sheet of Acquiree as of December 31, 1998 and 1997 and the related statements of income (loss), changes in shareholders' equity and, cash flows, and stockholders' equity for the three years ended December 31, 1998, 1997 and 1996, including the notes thereto, and the accompanying report of Hutton Nelson & McDonald, LLP, certified public accountants, have been delivered to Acquiror ("Acquiree Financial Statements"). To the best knowledge of Acquiree and Principal Stockholders, except as set forth in Acquiree's Schedules, such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

                        (b) The audited financial statements delivered pursuant to subparagraph (a) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the Securities and Exchange Commission. The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC. The Acquiree Financial Statements present fairly, the financial position of Acquiree. Acquiree did not have, as of the date of the Acquiree Financial Statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Acquiree, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Acquiree as of their respective dates and for the respective periods covered thereby.

                        (c) The books and records, financial and otherwise, of Acquiree are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Acquiree.

                        (d) Proper and accurate amounts of taxes have been withheld by or on behalf of Acquiree with respect to all material compensation paid to employees of Acquiree for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all material accrual or material arrangement for or payment of bonuses or special compensation applicable under tax and other laws. There are no tax liens upon any of the assets of Acquiree.

                  (3) Absence of Certain Changes or Events. Except as set forth in this Agreement or the Acquiree Schedules attached hereto, since December 31, 1998, the date of the Acquiree Financial Statements,:

                        (a) There has not been (1) any material adverse change in the business, operations, properties, level of inventory, assets, or financial condition of Acquiree taken as a whole; or (2) any damage, destruction, or loss to Acquiree (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Acquiree;

                        (b) Acquiree has not (1) amended its Articles of Incorporation or Bylaws; (2) declared or made, or agreed to declare to make, any payment of dividends or distributions of any assets of any kind whatsoever to Stockholders or purchased or redeemed, or agreed to purchase or redeem, any of their capital stock; (3) waived any rights of value which in the aggregate are extraordinary or material considering the business of Acquiree; (4) made any material change in its method of management, operation, or accounting; (5) entered into any other material transactions not in the ordinary course of business except as otherwise contemplated by this Agreement including, but not limited to, Acquiree's acquisition of certain assets of Trius, Inc. and the issuance of common stock of Acquiree related thereto; (6) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (7) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $5,000; or (8) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                        (c) Acquiree has not (1) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof except as described in the Schedules attached hereto; (2) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (3) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the balance sheet contained in the Acquiree Financial Statement and current liabilities incurred since that date in the ordinary course of business; (4) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights held as inventory or canceled or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $25,000); (5) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Acquiree taken as a whole; or (6) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except for the shares of common stock in Acquiree issued in connection with Acquiree's acquisition of certain assets of Trius, Inc.; and

                        (d) To the best knowledge of Acquiree, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, its business, operations, properties, assets, or condition.

                  (4) Litigation and Proceedings. Acquiree is not involved in any pending litigation or governmental investigation or proceeding not reflected in such financial statements, or otherwise disclosed in the Acquiree Schedules and, to the best knowledge of Acquiree and Principal Stockholders, no litigation, claims, assessments, or governmental investigation or proceeding is threatened against Acquiree, its Principal Stockholders, or properties.

                  (5)     Organization.

                        (a) As of the Closing Date, Acquiree will be in good standing in its state of incorporation, and will be in good standing and duly qualified to do business in each state and jurisdiction where the failure to qualify would have a material adverse effect on Acquiree.

                        (b) To the best knowledge of Acquiree and Principal Stockholders, Acquiree has complied with all state, federal, and local laws in connection with its formation, issuance of securities, capitalization, and operations, and no contingent liabilities have been threatened or claims made, and no basis for the same exists with respect to said operations, formation, or capitalization, including claims for violation of any state or federal securities laws except where any noncompliance would not materially affect the business or property of the Acquiree.

                  (6) Compliance with Laws, Rules and Regulations. Acquiree and Principal Stockholders represent and warrant that Acquiree complies with all applicable federal laws, rules and regulations; and all applicable State laws, rules and regulations relating to the operation of its business and the sale of Acquiree's products except to the extent that non-compliance would not materially and adversely affect the business, operations, properties, assets, or condition of Acquiree or except to the extent that non-compliance would not result in the incurrence of any material liability for Acquiree.

                  (7) Tax Returns. Acquiree has filed all federal, state, county, and local income, excise, property, sales, and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received.

                  (8) Subsidiaries. Acquiree has no subsidiaries and does not own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity.

                  (9) No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Acquiree to which Acquiree or Principal Stockholders are a party and has been duly authorized by all appropriate and necessary action.

                  (10) Capitalization. The authorized capital stock of Acquiree consists of 100,000 shares of common stock having no par value, of which 15,000 shares have been validly issued and are now outstanding, and of which 15,000 will be outstanding at the Closing Date. There are no outstanding convertible securities, warrants, options, or commitments of any nature which may cause authorized but unissued shares to be issued to any person, except as described in the schedules attached hereto. All issued and outstanding shares are legally issued, fully paid, and non-assessable, and are not issued in violation of the pre-emptive or other right of any person.

                  (11) Title and Related Matters. Acquiree has good and marketable title to all of its licenses, copyrights, trademarks, trade secrets, patents, patents pending, properties, inventory, interests in properties, and other assets, real and personal, which are reflected in the Acquiree Financial Statements, or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances except (i) statutory liens or claims not yet delinquent; (ii) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the assets or properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties or in connection with such assets; and (iii) as described in Acquiree Financial Statements or in the Acquiree Schedules. Acquiree owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, business plans, methods of management, or other information utilized in the conduct of its business or operations, whether or not the value thereof is reflected in the most recent balance sheet included in the Acquiree Schedules. The assets and equipment of Acquiree that are necessary or used in the operations of its business are in good operating condition and repair, normal wear and tear excepted.

                  (12)     Contracts.

                        (a) Except as included or described in the Acquiree Schedules, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Acquiree is a party or by which it or any of its properties or assets are bound.

                        (b)   Subject  to  the  laws  of  bankruptcy,
                              insolvency, general   creditor's rights, and
                              equitable principles, all contracts, agreements, franchises, license agreements, and other commitments to which Acquiree is a party or by which its properties or assets are bound and which are material to its operations taken as a whole, are valid and enforceable in all respects.

                        (c) Acquiree is not a party to or bound by, and the assets of Acquiree are not subject to, any
                              contract, agreement, other  commitment   or
                              instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, or decree which materially and adversely affects, or in the future may (as far as Acquiree can now foresee), materially and adversely affect, the business, operations, properties, assets, or condition of Acquiree.

                        (d) Except as included or described in the Acquiree Schedules or reflected in the most recent Acquiree Financial Statements, Acquiree is not a party to any oral or written (a) contract for employment of any officer or employee which is not terminable on 30 days (or less) notice; (b) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (c) agreement, contract, or indenture relating to the borrowing of money exceeding $50,000; (d) guaranty of any obligation, other than one on which Acquiree is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guarantees of obligations, which, in the aggregate do not exceed $50,000;
                              (e) consulting or other similar contract with an unexpired term of more than one year of providing for payment in excess of $50,000 in the aggregate; (f) collective bargaining agreement, (g) agreement with any present or former officer or director of Acquiree or its subsidiaries; or (h) contract, agreement, or other commitment involving payments by it of more than $50,000 in the aggregate.

                  (13)    Material Contract Defaults.   To the best knowledge
of Acquiree and Principal Stockholders, Acquiree is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Acquiree, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Acquiree has not taken adequate steps to prevent such a default from occurring.

                  (14) Acquiree Schedules. Acquiree has delivered to Acquiror the following schedules which are collectively referred to as the "Acquiree Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of Acquiree and the Principal Stockholders, as complete, true, and correct:

                        (a) A schedule containing complete and correct copies of the Articles of Incorporation and
                       Bylaws of Acquiree in effect as of the date of
                    this Agreement;

                        (b) A schedule including the financial statements of Acquiree identified in paragraph 5(b) (2).

                        (c) A schedule containing a complete and correct copy of the stock ledger of Acquiree;

                        (d) A schedule containing a description of all real property owned or leased by Acquiree together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property with copies of the underlying documentation;

                        (e) A schedule containing copies of all material contracts, promissory notes, profit sharing arrangements, options, warrants, employment agreements, licenses, agreements, or other instruments to which Acquiree is a party or by which it or its properties or assets are bound;

                        (f) A schedule describing all governmental licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which Acquiree carries on or propose to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of Acquiree;

                        (g) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Acquiree since the date of the Acquiree Financial Statements;

                        (h) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated;

                        (i)  A  schedule  of  all  other  documents,
                             disclosures, or representations required to be disclosed by this Agreement or required to be disclosed in order to set forth all material facts regarding Acquiree.

                  (15)    Information.    The  information  concerning
Acquiree set forth in this Agreement and in the Acquiree Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

                  (16) Compliance With Blue Sky Laws. Acquiree shall prepare and caused to be filed, all required notices, forms, reports, filing fees and other documents in order to comply with all applicable blue sky law, rule or regulation in connection with the stock-for-stock exchange contemplated herein. Acquiror shall provide Acquiree such information and sign such documents as may be necessary to permit Acquiree to complete its obligations under this paragraph 16.

     6. Representations and Warranties of Acquiror. Acquiror hereby represents and warrants that effective this date and the Closing Date, the following representations are true and correct:

          A. Issuance of Shares. As of the Closing Date, the Acquiror shares to be delivered to the Stockholders, will constitute valid and legally issued shares of Acquiror, fully-paid and non-assessable, and will be legally equivalent in all respects to the common stock of Acquiror issued and outstanding as of the date hereof.

          B. Authorization. The officers of Acquiror are duly authorized to execute this Agreement and have taken all action required by law and agreements, charters, Bylaws, etc., to properly and legally execute this Agreement.

          C.     Financial Statements.

               (1) The audited balance sheets of Acquiror as of September 30, 1998 and 1997, and the related statements of operations, cash flows, and stockholders' equity for the years ended December 31, 1998 and 1997, and the cumulative amounts since October 1, 1992 (date of commencement of development stage), including the notes thereto, and the accompanying Independent Auditor's Report of Tanner + Co., have been delivered to Acquiror. Further, the unaudited balance sheet of Acquiror as of December 31, 1998, and the related statements of operations and cash flows for the three months ended December 31, 1998 and 1997 and the cumulative amounts from commencement of development stage, including the notes thereto ("Acquiror Financial Statements"). To the best knowledge of Acquiror, except as set forth in Acquiror's Schedules, such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

                  (2) The audited financial statements delivered pursuant to subparagraph (1) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the Securities and Exchange Commission. The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC. The Acquiror Financial Statements present fairly the financial position of Acquiror. Acquiror did not have, as of the date of the Acquiror Financial Statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Acquiror, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Acquiror as of their respective dates and for the respective periods covered thereby.

                  (3) The books and records, financial and otherwise, of Acquiror are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Acquiror.

                  (4) Proper and accurate amounts of taxes have been withheld by or on behalf of Acquiror with respect to all material compensation paid to employees of Acquiror for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all material accrual or material arrangement for or payment of bonuses or special compensation applicable under tax and other laws. There are no tax liens upon any of the assets of Acquiror.

            D. Absence of Certain Changes or Events. Except as set forth in this Agreement or the Acquiror Schedules, since December 31, 1998:

                  (1) There has not been (a) any material adverse change in the business, operations, properties, assets, or financial condition of Acquiror (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Acquiror;

                  (2) Acquiror has not (a) amended its Articles of Incorporation or Bylaws; (b) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem any of its capital stock;
                       (c) waived any rights or value which in the aggregate are extraordinary or material considering the business of Acquiror; (d) made any material change in its method of management, operation, or accounting;
                       (e) entered into any other material transactions; (f) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employees (g) increased the rate of compensation payable or to become payable by it to any of its officers or directors of any of its employees; or (h) established or made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                  (3) Acquiror has not (a) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (b) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (c) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the Acquiror balance sheet as of September 30, 1998, and current liabilities incurred since that date in the ordinary course of business; (d) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights, (e) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Acquiror; or (f) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                  (4) To the best knowledge of Acquiror, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Acquiror.

            E. Litigation and Proceedings. To the best knowledge of Acquiror it is not involved in any pending litigation, claims, or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in the Acquiror Schedules and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of management,. threatened or contemplated against Acquiror, its management, or properties.

            F. Organization. As of the Closing Date Acquiror shall be duly organized, validly existing, and in good standing under the laws of the State of Delaware; it has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where the failure to qualify would have a material adverse effect on Acquiror.

            G. Tax Returns. Acquiror has filed all federal, state, county, and local income, excise, property, and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof. Acquiror has paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such filed returns or pursuant to any assessments received.

            H.   Contracts.

                  (1) Except as included or referred to in the Acquiror Schedules, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Acquiror is a party or by which it or any of its properties are bound.

                  (2) Subject to the laws of bankruptcy, insolvency, general creditor's rights, and equitable principles, all contracts, agreements, franchises, license agreements, and other commitments to which Acquiror is a party or by which it or its properties are bound, and which are material to the operations of Acquiror, are valid and enforceable by Acquiror in all respects.

                  (3) Acquiror is not a party to any contract, agreement, commitment, or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, or aware which materially and adversely affects, or in the future may (as far as Acquiror can now foresee) materially and adversely affect, the business, operations, properties, assets, or condition of Acquiror.

                  (4) Except as included or referred to in the Acquiror Schedules or reflected in the latest Acquiror balance sheet, Acquiror is not a party to any material oral or written (a) contract for the employment of any officer or employee; (b) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (c) agreement, contract, or indenture relating to the borrowing of money; (d) guaranty of any obligation, other than one which Acquiror is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guarantees of obligations, which, in the aggregate do not exceed $10,000; (e) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (f) collective bargaining agreement; (g) agreement with any present or former officer or director of Acquiror; or (h) contract, agreement or other commitment involving payments by it of more than $10,000 in the aggregate.

            I. Material Contract Defaults. To the best of its knowledge, Acquiror has not materially breached, nor has it any knowledge of any pending or threatened claims or any legal basis for a claim that Acquiror has materially breached, any of the terms of conditions of any agreements, contracts, or commitments to which it is a party or is bound and the execution and performance hereof will not violate any provisions of applicable law of any agreement to which Acquiror is subject.

            J. Capitalization. The capitalization of Acquiror is, as of the date hereof, comprised of 100,000,000 shares of authorized common stock, $.00l par value, of which 70,000,000 shares are issued and outstanding. As an integral part of the stock-for-stock exchange provided for herein, Acquiror shall effect a 1 for 70 reverse split of its issued and outstanding shares thereby reducing the number of such shares from 70,000,000 to 11,500,000 (including all shares to be issued to Acquiree and others in connection with the transactions contemplated herein). All outstanding shares have been duly authorized, validly issued, and fully-paid, and there are no outstanding or presently authorized securities, warrants, options, or related commitments of any nature not disclosed in the Acquiror's financial statements or in the Acquiror's Prospectus, proxy statement or in the Acquiror Schedules attached hereto. All of the outstanding shares are non-assessable and free of cumulative voting or pre-emptive rights.

            K. Subsidiaries. Acquiror has no subsidiaries and does not own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity.

            L. Corporate Records. The corporate financial records, minute books, and other documents and records of Acquiror are to be available to present management of Acquiree prior to the Closing Date and turned over to new management in their entirety at Closing or as soon thereafter as practicable.

            M. No Conflict with Other Instrument. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Acquiror, to which Acquiror is a party.

            N. Securities Laws. Acquiror is a public company and represents that to the best of its knowledge it has no existing or threatened liabilities, claims, lawsuits, or basis for the same with respect to its original stock issuance to its founders, its public offering, or any dealings with its Stockholders, the public, brokers, the Securities and Exchange Commission, state agencies, or other persons. Acquiror is required to file Reports under Section 15(d) of the Securities Exchange Act of 1934, as amended. Acquiror represents that all reports required to be filed pursuant to Section 15(d) of the Securities Act of 1934 as of the date of closing have been or will have been filed.

            O. Compliance With Laws and Regulations. Acquiror has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Acquiror or except to the extent that noncompliance would not result in the incurrence of any material liability including, but not limited to, the Blue Sky regulations of this proposed acquisition and issuance of Acquiror common stock.

            P.   Acquiror Schedules.   Acquiror has delivered to Acquiree the
following schedules, which are collectively referred to as the "Acquiror Schedules," which are dated the date of this Agreement, all certified by an officer of Acquiror and the officers of Acquiror to be complete, true, and accurate:

                  (1) A schedule containing complete and accurate copies of the Articles of Incorporation and Bylaws of Acquiror as in effect as of the date of this Agreement and copies of all Board of Directors and Shareholders Resolutions, Minutes and Consents.

                  (2) A schedule containing copies of all financial statements referred to in paragraph 6(c);

                  (3) A schedule containing the Prospectus of any previous public offering of common stock of Acquiror;

                  (4) A schedule containing a list of the shareholders of Acquiror as of March 1, 1999;

                  (5) A schedule describing all outstanding warrants to purchase shares of Acquiror's common stock;

                  (6) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or conditions of Acquiror since December 31, 1998;

                  (7) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated;

                  (8) A schedule containing copies of all contracts to which the Company is a party;

                  (9) A schedule containing all reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended;

                  (10) A schedule of all other documents, disclosures, or representations required to be disclosed by this Agreement or required to be disclosed in order to set forth all material facts regarding Acquiror.

            R. Information. The information concerning Acquiror set forth in this Agreement and in the Acquiror Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact require to make the statements made, in light of the circumstances under which they were made, not misleading.

     7. Information Statement, Meeting of Rexford Shareholders. As promptly as practicable after the execution of this Agreement, Acquiror shall prepare and file with the Securities and Exchange Commission ("SEC"), a preliminary information statement including a notice of special meeting of its stockholders and related material (the "Information Statement") relating to the approval of this Agreement and the transactions contemplated hereunder, as promptly as practicable following receipt of the SEC's comments thereon (or, should no SEC comments be forthcoming or the lapse of the period of time during which SEC comments are required to be furnished, promptly following a determination that no comments are forthcoming or the lapse of such period), Acquiree shall file with the SEC and mail to its stockholders of record a definitive Information Statement relating to such matters. The Information Statement shall set a date of record for all shareholders entitled to vote on this Agreement and shall include the recommendation of the Acquiree's board of directors in favor of such matters.

     8. Additional Financial Statements. To the extent required, Acquiree and Acquiror shall utilize their best efforts and cooperate to provide the financial information necessary to present the pro forma consolidated financial statements, including a pro forma consolidated balance sheet, pro forma consolidated income statements, for all periods required to be presented, including the notes thereto, and in the form and manner required for use in the Form 8-K and/or Information Statement or any other document required to be filed with the SEC, requiring the presentation of the Acquiror's financial statements under generally accepted accounting principles.

     9. Closing Date. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon, but is expected to be on or about March 31, 1999, but not later than April 30, 1999. At the Closing, Acquiror shall deliver and the Stockholders will be deemed to have accepted delivery, the certificate of stock to be issued in his or her name, and in connection therewith, will make delivery of his or her stock in

Acquiree to Acquiror. Certain opinions, exhibits, etc., may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto.

     10. Conditions Precedent to the Obligations of Acquiree and the Stockholders. All obligations of Acquiree and Stockholders under this Agreement are subject to the fulfillment, by Acquiror, prior to or as of the Closing Date, of each of the following conditions:

            A. The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or documents delivered to Acquiree pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

            B. Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date.

            C. Acquiror shall take all corporation action necessary to issue the shares to Stockholders pursuant to this Agreement.

            D. The election or appointment of all of Acquiree's nominees to the Board of Directors of Acquiror as directed by Acquiree and the resignation of the existing officers and directors of Acquiror and the transfer of the office of Registered Agent to such party as is designated by Acquiree.

            E. Stockholders of Acquiror approving this Agreement and Acquiror's performance hereof;

            F. Stockholders of Acquiror approving a 1 for 70 reverse split of the Acquiror's issued and outstanding shares of common stock.

            G. Stockholders of Acquiror approving a proposal to amend Acquiror's Articles of Incorporation to change Acquiror's name to Lexon Technologies, Inc.

            H. All instruments and documents delivered to Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Stockholders.

            I. Acquiror shall have delivered to Stockholders and Acquiree an opinion of its counsel dated the Closing Date to that effect that

                  (1) Acquiror is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                  (2) Acquiror has the corporate power to carry on its business as now being conducted;

                  (3) This Agreement has been duly authorized, executed, and delivered by Acquiror and is a valid and binding obligation of Acquiror; and

                  (4) The shares to be issued to Stockholders hereunder will, when issued, be duly and validly issued, fully paid, and non-assessable.

     11. Conditions Precedent to the Obligations of Acquiror. All obligations of Acquiror under this Agreement are subject to the fulfillment, by Acquiree and Stockholders, prior to or as of the Closing Date, of each of the following conditions:

            A. The representations and warranties by Acquiree and Stockholders contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

            B. Acquiree and Stockholders shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; including the delivery of all of the outstanding stock of Acquiree.

            C. The acquisition and proposed issuance of Acquiror common stock can be effected as a non-public offering pursuant to provisions of applicable federal and state securities laws. Acquiree shall cause to be prepared and filed all forms, notices, fees and reports necessary to comply with any and all blue sky laws, rules and regulations relating to the stock-for-stock exchange contemplated herein. Acquiror shall sign, as required, any and all notices, forms, reports or other documents so prepared by Acquiree.

            D. Stockholders shall deliver to Acquiror a letter commonly known as an "investment letter" agreeing that the shares of stock in Acquiror are being acquired for investment purposes, and not with a view to public resale and that the materials, including current financial statements prepared and delivered by Acquiror to Stockholders, have been read and understood by Stockholders, that he is familiar with the business of Acquiror, that he is acquiring the Acquiror shares under Section 4(2), commonly known as the private offering exemption of the Securities Act of 1933, and that the shares are restricted and may not be resold, except in reliance of an exemption under the Act.

            E. Acquiree shall have delivered to Acquiror an opinion of counsel dated the Closing Date to the effect that:

                  (1) Acquiree is duly organized, validly existing and in good standing under the laws of the State of Illinois;

                  (2) Acquiree has the corporate power to carry on its business as now being conducted, and is duly qualified to do business in the State of Illinois and in any jurisdiction where so required where the non qualification to do business in any jurisdiction would not materially adversely affect the business and properties of Acquiree; and

                  (3) This Agreement has been duly authorized, executed, and delivered by Acquiree and Stockholders.

     12. Indemnification. Within the period provided in paragraph 13 herein and in accordance with the terms of that paragraph, each party to this Agreement shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage, or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses which exceed $10,000 including attorney's fees incident to any of the foregoing, resulting from any
misrepresentations,   breach  of  covenant,   or  warranty  or nonfulfillment
of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability of claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same. No liability shall arise for party hereof regarding a settlement of any claim unless such settlement was previously approved by such party.

     13. Nature and Survival of Representations. All representations, warranties, and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon 'which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     14.     Documents at Closing.   At the Closing the following transactions
shall occur, all of such transactions being deemed to occur simultaneously:

            A. Stockholders will deliver, or cause to be delivered, to Acquiror the following:

                        (1) Stock certificates for all of the issued and outstanding stock of Acquiree being tendered and duly endorsed;

                        (2) All corporate records of Acquiree, including without limitation, corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing), stock ledgers, stock transfer books, corporate seals, and other such corporate books and records as may reasonably be requested for review by Acquiror and its counsel;

                        (3) The opinion of counsel for Acquiree as set forth herein;

                        (4) A certificate executed by the Principal Stockholders to the effect that all representations and warranties made by Acquiree under this Agreement are true and correct as of the Closing, the same as though originally given to Acquiror on said date;

                        (5) A certificate from the Secretary of State of its incorporation dated within 45 days of the

                              Closing Date to the effect that Acquiree is in good standing under the laws of said state;

                        (6) An investment letter from the Stockholders representing that they are acquiring shares of Acquiror for investment purposes only and not with a view to further distribution;

                        (7)   Such  other  instruments,   documents,  and
                              certificates, if any, as are required to be delivered pursuant to the provision of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

            B. Acquiror will deliver or cause to be delivered to the Stockholders and Acquiree:

                        (1) Stock certificates for common stock to be issued as part of the exchange as listed on Exhibit "A";

                        (2) A certificate of the president and secretary of Acquiror to the effect that all representations and warranties of Acquiror made under this Agreement are reaffirmed on the Closing Date, the same as though originally given to Stockholders on said date;

                        (3) The opinion of Acquiror's counsel set forth herein;

                        (4) Certified copies of resolutions by Acquiror's Board of Directors and Stockholders authorizing this transaction;

                        (5) A certificate from the Secretary of State of Acquiror's state of incorporation dated within 45 days of the Closing Date that Acquiror is in good standing under the laws of said state;

                        (6) Such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

     15. Additional Covenants. Between the date hereof and the Closing Date, except with the prior written consent of the other party:

            A. Acquiror and Acquiree shall conduct their business only in the usual and ordinary course and the character of such business shall not be changed nor any different business be undertaken.

            B. No change shall be made in the Articles of Incorporation or Bylaws of Acquiror or Acquiree, except as described in the Acquiree Schedules attached hereto.

            C. No change shall be made in the authorized or issued shares of Acquiror or Acquiree.

            D. Neither Acquiror nor Acquiree shall discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business.

            E. Neither Acquiror nor Acquiree shall make any payment or distribution to their respective stockholders or purchase or redeem any shares or capital stock.

            F. Neither Acquiror nor Acquiree shall mortgage, pledge, or subject to lien or encumbrance any of its assets, tangible or intangible.

            G. Neither Acquiror nor Acquiree shall cancel any debts or claims or waive any rights.

            H. Present management of Acquiror agree that after the Closing they will continue to furnish new management with such additional documentation and information regarding Acquiror as is reasonably requested.

     16.    Miscellaneous.

            A. Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

            B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

            C. Payment of Expenses. Acquiror shall pay for all of its own legal, accounting and other expenses associated with the consummation of the transactions contemplated under this Agreement, including those costs associated with the preparation, filing, and mailing of the Information Statement to the Acquiror's stockholders and holding a special meeting of the Acquiror's stockholders. Acquiree shall pay for all of its own legal, accounting and other expenses associated with the consummation of the transactions contemplated under this Agreement.

            D.     Notices.   All notices and other communications hereunder
shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

            E. Headings. The section and subsection heading in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            F.     Counterparts.   This Agreement may be executed
simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            G. Facsimile Transmission. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of any party hereto, the parties will confirm facsimile transmitted signatures by signing an original document.

            H. Governing Law. This Agreement was negotiated and is being contracted for in the State of Illinois, and shall be governed by the laws of the State of Illinois, not withstanding any Illinois or other conflict-of-law provision to the contrary, and the securities being issued herein are being issued and delivered in the State of Illinois in accordance with isolated transaction and non-public offering exemption.

            I. Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

            J.     Entire Agreement.   This Agreement contains the entire
agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or under-standings between the parties relating to the subject matter hereof. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

           [Signatures appear on the next page following].

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ATTEST:                                 Rexford, Inc., a Delaware corporation


By /s/ Tom Sollami                       By /s/ Dennis Blomquist
  __________________________________        ________________________________
               Secretary                            President


ATTEST:                                  Chicago Map Corporation,
                                         an Illinois corporation


By /s/ Mike Barnett                       By /s/ Steven J. Peskaitis
   __________________________________        ________________________________
               Secretary                             President


STOCKHOLDERS
(See Exhibit "B" attached hereto in counterparts.)

                                 Exhibit A

                            CHICAGO MAP CORPORATION
                              List of Stockholders


                           Number of Shares of         Number of Rexford, Inc.
                                Chicago Map              Shares to be Received
Name of Shareholder             Corporation    Percent        in Exchange
-------------------             -----------    -------        -----------
Steven J. Peskaitis                10,337       66.767         7,235,970
Stanley Peskaitis                   1,824       12.160         1,276,800
Mike Barnett                          641        4.273           448,700
David A. Schulz                     1,044        6.960           730,800
David A. Leonard                      110         .733            77,000
Paris Karahalios                    1,044        6.960           730,800
                                   ------       ------        -----------

  Total Percentage/Shares          15,000       100.00        10,500,000
                                   ======       ======        ==========

                                Exhibit B

                        CHICAGO MAP CORPORATION

                              Stockholders
                       Counterpart Signature Page

Date:                   Signature:

3/23/99                 /s/ Steven J. Peskaitis

3/23/99                 /s/ Stanley Peskaitis

3/2/99                  /s/ Mike Barnett

                                 APPENDIX B

                                   AMENDED
                         CERTIFICATE OF INCORPORATION
                                     OF
                                REXFORD, INC.
                          (a Delaware corporation)


     FIRST: REXFORD, INC., a corporation organized and existing under the General Corporation Laws (the "GCL") of the state of Delaware (the "Corporation"), does hereby certify that:

     SECOND: The Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on the 21st day of April 1989, and a certified copy thereof was thereafter recorded in the office of the recorder of the County of New Castle.

     THIRD: At a special meeting of shareholder of the Corporation held the _____ day of _____ 1999 (the "Special Meeting"), the following amendment to the Corporation's Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the GCL of the State of Delaware, to-wit:

                                 ARTICLE I
                                   NAME

     The name of the Corporation is:     LEXON TECHNOLOGIES, INC.

     FOURTH: The number of shares of the Corporation outstanding at the time of the adoption of such amendment was 70,000,000 and the number of shares entitled to vote thereon was 70,000,000.

     FIFTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows, to-wit:

                    CLASS                   NUMBER OF SHARES
                  ----------                ----------------
                    Common                     70,000,000

     SIXTH: The number of shares voted for such amendment was __________, with __________ opposing and __________ abstaining.

     SEVENTH: At the Special Meeting a plan of recapitalization providing for a 1-for-70 reverse split of the 70,000,000 issued and outstanding shares of common stock of the Corporation was adopted by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the GCL of the State of Delaware, so that the issued and outstanding shares of common stock of the Corporation was reduced from 70,000,000 to 1,000,000.

     EIGHTH: The number of shares voted for the plan of recapitalization was __________, with __________ opposing and __________ abstaining.

     NINTH: The amendments do not effect a change in the stated capital of the corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Amended Certificate to be duly executed by the undersigned, an officer of the Corporation thereunto duly organized as of this _____ day of __________, 1999.

                                          REXFORD, INC.


                                          /S/Dennis Blomquist, President

STATE OF UTAH       )
                    ss.
COUNTY OF SALT LAKE )

     On this _____ day of __________, 1999, personally appeared before me Dennis Blomquist, whose identity is personally known to me and who by me duly sworn, did say that he is the president of Rexford, Inc., and that being duly authorized by the Corporation, he signed such instrument on behalf of the corporation.

                                          WITNESS MY HAND AN OFFICIAL SEAL.



                                          ____________________________________
                                          Notary Public

                                  APPENDIX C

                                 DELAWARE CODE
                             TITLE 8. CORPORATIONS
                       CHAPTER 1. GENERAL CORPORATION LAW
                     SUBCHAPTER IX. MERGER OR CONSOLIDATION

SECTION 262 APPRAISAL RIGHTS.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word 'stockholder' means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words 'stock' and 'share' mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words 'depository receipt' mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), 252, 254, 257, 258, 263 or 264 of this title:

    (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of
Section 251 of this title.

    (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

        a) Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

        b) Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

        c) Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a) and b) of this paragraph; or

        d) Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a), b) and c) of this paragraph.

    (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

    (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting f stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

    (2) If the merger or consolidation was approved pursuant to Section 228 or
Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.